OPTEK TECHNOLOGY 401(K) PLAN
                   as amended and restated
             effective October 1, 1996

PREAMBLE


The purpose of this Plan and Trust is to provide, in accordance with its provisions, a defined contribution plan providing retirement and other related benefits for those Employees of the

               Employer who  are  eligible  to  participate
hereunder.   This document is a complete amendment and

               restatement of the Optek Technology 401(k) Plan, which was originally effective as of May 1, 1985.



               It is intended that the Plan qualify for approval under Sections 401 and 410 through 417 of the

               Internal Revenue Code. It is intended that the Trust qualify for approval under Section 501 of the

               Code. It is further intended that the Plan comply with the provisions of the Employee Retirement

               Income Security Act of 1974 (ERISA). In case of any ambiguity in the Plan's language, it will be interpreted to accomplish the Plan's intent of qualifying under the Code and complying with ERISA.



               This Plan and Trust is exclusively for the benefit of the eligible Employees and their

               Beneficiaries.  Neither the Employer, the Plan
Administrator nor the Trustee will apply or interpret

               the terms of the Plan in any manner that permits discrimination in favor of Highly Compensated

               Employees.  All Employees under similar
circumstances will be treated alike.



               The undersigned Employer and Trustee hereby adopt this restatement of the Optek Technology 401(k)

               Plan to be effective as of October 1, 1996.


      TABLE OF CONTENTS



               ARTICLE 1  - DEFINITIONS
                                         1-1

               ARTICLE 2  - PARTICIPATION
                                         2-1

               ARTICLE 3  - PARTICIPANT ACCOUNTS
                                         3-1

               ARTICLE 4  - ACCOUNTING AND VALUATION
                                         4-1

               ARTICLE 5  - RETIREMENT BENEFITS
                                         5-1

               ARTICLE 6  - DEATH BENEFIT
                                         6-1

               ARTICLE 7  - LIMITATIONS ON BENEFITS
                                         7-1

               ARTICLE 8  - MISCELLANEOUS
                                         8-1

               ARTICLE 9  - ADMINISTRATION
                                         9-1

               ARTICLE 10 - AMENDMENT OR TERMINATION OF PLAN
                                        10-1

               ARTICLE 11 - TRUSTEE AND TRUST FUND
                                        11-1


ARTICLE 1


DEFINITIONS

               As used in this document, unless otherwise defined or required by the context, the following terms have the meanings set forth in this Article 1. Some of the terms used in this document are not defined in Article 1, but for convenience are defined as they are introduced in the text.

               1.01 uAccount
                     Account means a separate account maintained for each Participant reflecting applicable contributions, applicable forfeitures,
investment income (loss) allocated to the account and
                     distributions.

               1.02  Accounting Date, Valuation Date
                     The term Accounting Date means the last day of each Accounting Period and any other days within the Accounting Period upon which, consistent with established methods and guidelines, the Plan Administrator applies the accounting procedures specified in Section 4.02. The term
                     Valuation Date, unless otherwise specified, means any business day on which the New York Stock
                     Exchange is open.

               1.03  Accounting Period
                     Accounting Period means each of the 3-month periods which end on March 31st, June 30th,
                     September 30th and December 31st.

               1.04  Accrued Benefit
                     A Participant's Accrued Benefit means the total value, as of a given date, of his Accounts determined as of the Valuation Date
immediately preceding the date of determination.  A
                     Participant's Accrued Benefit will not be reduced solely on account of any increase in the
                     Participant's age or service or on account of an amendment to the Plan.

                     A Participant's Vested Accrued Benefit is equal to his Vested Percentage of that portion of his Accrued Benefit which is subject to the Vesting Schedule plus 100% of the remaining portion of his Accrued Benefit.

               1.05  Beneficiary
                     Beneficiary means the person, persons, trust or other entity who is designated to receive any amount payable upon the death of a
Participant.

               1.06  ~uCash-Out Distribution~w
                     Cash-Out Distribution means, as described in
Article 5, a distribution to a Participant upon
                     termination of employment of his Vested
Accrued Benefit.

               1.07  Code and ERISA
                     Code means the Internal Revenue Code of 1986, as it may be amended from time to time, and all regulations issued thereunder. Reference to a section of the Code includes that section and any comparable section or sections of any future legislation that amends, supplements or supersedes such section and any regulations issued thereunder.

                     ERISA means Public Law No.  93-406, the
Employee Retirement Income Security Act of 1974, as it
                     may be amended from time to time, and all regulations issued thereunder. Reference to a section of ERISA includes that section and any comparable section or sections of any future legislation that amends, supplements or
supersedes such section and any regulations issued
                     thereunder.

                                                               1-1


               1.08  Compensation
                     Except where otherwise specifically provided in this Plan, Compensation means Aggregate
                     Compensation as defined in Section 7.03(a).

                     Compensation also includes any amounts
contributed by the Employer or any Related Employer on
                     behalf of any Employee pursuant to a salary reduction agreement which are not includable in the gross income of the Employee due to Code
Section 125, 402(e)(3), 402(h) or 403(b).

                     Notwithstanding the foregoing, for all
purposes under this Plan, Compensation in excess of the
                     Statutory Compensation Limit will be
disregarded.  For purposes of applying this compensation
                     limit, a Family Member of a Highly Compensated Employee is subject to the single aggregate compensation limit imposed on the Highly
Compensated Employee if the Family Member is either
                     the Employee's spouse or is a lineal
descendant who has not attained the age of 19 by the end
                     of the Plan Year.

                     Statutory Compensation Limit means $150,000
($200,000 for Plan Years beginning before 1994),
                     as adjusted in accordance with Code Section
401(a)(17)(B).

               1.09  ~uEffective Date~w
                     The Effective Date of the Plan is May 1, 1985.


                     Except as specified elsewhere in this
document, the effective date of this restatement of the
                     Plan is October 1, 1996.

                     Sections 1.08, 1.12, 1.18, 1.32, 1.33, 1.36,
and Article 7 are effective January 1, 1987.

                     Section 4.05 is effective January 1, 1987.

               1.10  Eligible Employee Classification
                     An Eligible Employee Classification is a classification of Employees, the members of which are eligible to participate in the Plan. The Plan covers all employee classifications except
                     Leased Employees.

               1.11  Eligible Participant
                     An Eligible Participant is a Participant who is eligible to share in the allocation of a given
                     Employer contribution; Eligible Participant means any Participant who:

                           *  is actively employed on the last
day of the Plan Year; or

                           *  retires, dies or becomes disabled
during the Plan Year.

               1.12  Employee

                     (a) In General
                         An Employee is any person who is employed
by the Employer or a Participating Employer.

                     (b) Leased Employee
                         A Leased Employee means any person who,
pursuant to an agreement between the Employer or
                         any Related Employer ("Recipient
Employer") and any other person ("leasing organization"),
                         has performed services for the Recipient
Employer on a substantially full-time basis for a
                         period of at least one year and such
services are of a type historically performed by
                         employees in the business field of the
Recipient Employer.

                         Any Leased Employee will be treated as an
Employee of the Recipient Employer; however,


                                                               1-2

                         contributions or benefits provided by the
leasing organization which are attributable to
                         the services performed for the Recipient
Employer will be treated as provided by the
                         Recipient Employer.  If all Leased
Employees constitute less than 20% of the Employer's
                         non-highly-compensated work force within
the meaning of Code Section 414(n)(1)(C)(ii),
                         then the preceding sentence will not apply
to any Leased Employee if such Employee is
                         covered by a money purchase pension plan
("Safe Harbor Plan") which provides: (1) a
                         nonintegrated employer contribution rate
of at least 10% of compensation, (2) immediate
                         participation, and (3) full and immediate
vesting.

                         Years of Service for purposes of
eligibility to participate in the Plan and Years of
                         Service for purposes of determining a
Participant's Vested Percentage include service by
                         an Employee as a Leased Employee.

               1.13  Employer
                     The Employer and Plan Sponsor is Optek
Technology, Inc.  A Participating Employer is any
                     organization which has adopted this Plan and Trust in accordance with Section 8.07.

                     The term Predecessor Employer means any prior employer to which the Employer is the successor, including any Predecessor Employer for which the Employer maintains the obligations of a
                     Predecessor Plan established by the
Predecessor Employer.  Service with a Predecessor Employer
                     will be included as Service with the Employer for all purposes under this Plan.

               1.14  ~uEmployment Commencement Date~w
                     The date an Employee first performs an Hour of Service for the Employer is his Employment
                     Commencement Date.

               1.15  Entry Date
                     Entry Date means the first day of the month which coincides with or next follows the date upon which the eligibility requirements are met.

               1.16  Fiscal Year
                     Fiscal Year means the taxable year of the Plan Sponsor. The Fiscal Year of the Plan Sponsor
                     is the 12 month period beginning October 1 and ending September 30.

               1.17  Forfeiture
                     The term Forfeiture refers to that portion, if any, of a Participant's Accrued Benefit which is in excess of his Vested Accrued Benefit following the termination of the Participant's employment.

                     A Forfeiture is considered to occur as of the earlier of (a) the date of the occurrence of the fifth of 5 consecutive One Year
Breaks-in-Service or (b) the date a Cash-Out Distribution
                     occurs in accordance with the provisions of
Article 5.

               1.18  Highly Compensated Definitions

                     (a) Compensation
                         For purposes of this Section, Compensation
means Aggregate Compensation as defined in
                         Section 7.03(a) plus amounts contributed
by the Employer pursuant to a salary reduction
                         agreement which are excludable from the
gross income of the Employee under Code Section
                         125, 402(e)(3), 402(h) or 403(b).
Compensation in excess of the Statutory Compensation
                         Limit will be disregarded.


                                                               1-3

                     (b) Determination Year
                         Determination Year means the Plan Year for
which the determination of who is Highly
                         Compensated is being made.

                     (c) Family Member
                         Family Member means an Employee who is the
spouse, a lineal ascendant or descendant, or
                         the spouse of a lineal ascendant or
descendant of:

                           * a 5-percent owner (within the meaning
of Code Section 416(i)) of the Employer or any
                             Related Employer who is an active or
former Employee; or

                           * a Highly Compensated Employee who is
one of the 10 most highly compensated employees
                             ranked on the basis of Compensation
paid by the Employer during the Determination
                             Year or the Lookback Year.

                         For purposes of this Section, the Family
Member and the Highly Compensated Employee will
                         be considered one Employee.  A Family
Member's Compensation and benefits will be
                         aggregated with those of the Highly
Compensated Employee irrespective of whether the
                         Family Member would otherwise be treated
as a Highly-Compensated Employee or is in a
                         category of Employees which may be
excluded in determining the number of Employees in the
                         Top-Paid Group.

                         If an Employee is required to be
aggregated as a member of more than one family group, all
                         eligible employees who are members of
those family groups which include that employee will
                         be aggregated as one family group.

                         For purposes of applying the compensation
limit under Code Section 401(a)(17), a Family
                         Member is subject to the single aggregate
compensation limit imposed on the Highly
                         Compensated Employee if the Family Member
is either the Employee's spouse or is a lineal
                         descendant who has not attained the age of
19 by the end of the Plan Year.

                     (d) Highly Compensated Employee
                         Highly Compensated Employee means any
individual who is a Highly Compensated Active
                         Employee or a Highly Compensated Former
Employee within the meaning of Code Section 414(q)
                         and the regulations thereunder.

                     (e) Highly Compensated Active Employee
                         Highly Compensated Active Employee means
any individual who during the Determination Year
                         or the Lookback Year:

                         (1) Was at any time a 5-percent Owner
(within the meaning of Code Section 416(i)) of the
                             Employer or any Related Employer;

                         (2) Received Compensation from the
Employer and all Related Employers in excess of $75,000
                             (or any greater amount determined by
regulations issued by the Secretary of the
                             Treasury under Code Section 415(d));

                         (3) Received Compensation from the
Employer and all Related Employers in excess of $50,000
                             (or any greater amount determined by
regulations issued by the Secretary of the
                             Treasury under Code Section 415(d))
and was in the Top-Paid Group of Employees; or

                         (4) Was an Officer of the Employer or any
Related Employer (as that term is defined in the
                             regulations under Code Section 416(i))
and received Compensation greater than 50% of
                             the Defined Benefit Dollar Limit
described in Section 7.03(f) for the applicable


                                                               1-4

                             year.  For this purpose, if no Officer
received enough Compensation to be a Highly
                             Compensated Employee under the
preceding sentence, the highest-paid Officer will be
                             treated as a Highly Compensated
Employee.  The maximum number of Officers who will be
                             treated as Highly Compensated Active
Employees under this paragraph is equal to 10% of
                             all Employees determined without
regard to statutory or other exclusions, subject to a
                             minimum of 3 Employees and a maximum
of 50 Employees.

                         No individual described in subparagraphs
(2), (3) or (4) above will be treated as a Highly
                         Compensated Active Employee for the
Determination Year unless he (i) was a Highly
                         Compensated Active Employee for the
Lookback Year (or would have been except that he was
                         not among the 100 most highly compensated
Employees of the Employer and all Related
                         Employers for the Lookback Year) or (ii)
was among the 100 most highly compensated
                         Employees of the Employer and all Related
Employers for the Determination Year.

                     (f) Highly Compensated Former Employee
                         Highly Compensated Former Employee means
any Former Employee who had a Separation Year
                         (within the meaning of Treasury Regulation
Section 1.414(q)-1T Q&A-5) and was a Highly
                         Compensated Active Employee for either the
Separation Year or any Determination Year
                         ending on or after the Employee's 55th
birthday.

                     (g) Highly Compensated Group
                         Highly Compensated Group means all Highly
Compensated Employees.

                     (h) Lookback Year
                         Lookback Year means the 12-month period
immediately preceding the Determination Year.

                     (i) Non-Highly Compensated Employee
                         Non-Highly Compensated Employee means an
Employee who is neither a Highly Compensated
                         Employee nor a Family Member.

                     (j) Non-Highly Compensated Group
                         Non-Highly Compensated Group means all
Non-Highly Compensated Employees.

                     (k) Top-Paid Group
                         Top-Paid Group means those individuals who
are among the top 20 percent of Employees of
                         the Employer and all Related Employers
when ranked on the basis of Compensation received
                         during the year.  In determining the
number of individuals in the Top-Paid Group (but not
                         the identity of those individuals), the
following individuals may be excluded:

                         (1) Employees who have not completed 6
months of Service by the end of the year.  For this
                             purpose, an Employee who has completed
One Hour of Service in any calendar month will
                             be credited with one month of Service;


                         (2) Employees who normally work fewer than
17 1/2 hours per week;

                         (3) Employees who normally work fewer than
6 months during any year.  For this purpose, an
                             Employee who has worked on one day of
a month is treated as having worked for the
                             whole month;

                         (4) Employees who have not reached age 21
by the end of the year;

                         (5) Nonresident aliens who received no
earned income (which constitutes income from
                             sources within the United States)
within the year from the Employer or any Related
                             Employer; and


                                                               1-5
                         (6) Employees covered by a collective
bargaining agreement negotiated in good faith
                             between the employee representatives
and the Employer or a group of employers of which
                             the Employer is a member if (i) 90% or
more of all employees of the Employer and all
                             Related Employers are covered by
collective bargaining agreements, and (ii) this Plan
                             covers only Employees who are not
covered under a collective bargaining agreement.

               1.19  Hour of Service
                     An Hour of Service means:

                     (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer.  These hours will
be credited to the Employee for the computation
                         period in which the duties are performed;

                     (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which
no duties are performed (irrespective of whether
                         the employment relationship has
terminated) due to vacation, holiday, illness, incapacity
                         (including disability), layoff, jury duty,
military duty or leave of absence.  No more
                         than 501 Hours of Service will be credited
under this paragraph for any 12-month period.
                         Hours under this paragraph will be
calculated and credited pursuant to Section 2530.200b-2
                         of the Department of Labor Regulations
which are incorporated herein by this reference;
                         and

                     (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer.  The same Hours
of Service will not be credited both under
                         paragraphs (a) or (b), as the case may be,
and under this paragraph (c).  These hours will
                         be credited to the Employee for the
computation period or periods to which the award or
                         agreement pertains rather than the
computation period in which the award, agreement or
                         payment is made.

                     Hours of Service for all Employees will be determined on the basis of actual hours for which an Employee is paid or is entitled to payment. Hours of Service will be credited for employment with any Related Employer or any Predecessor Employer. Hours of Service will be credited for any individual considered an employee under Code Section 414(n) or 414(o) and the regulations thereunder.

                     Solely for purposes of determining whether a One Year Break-in-Service has occurred, a
                     Participant who is absent from work on an authorized Leave of Absence or by reason of the
                     Participant's pregnancy, birth of the
Participant's child, placement of a child with the
                     Participant in connection with the adoption of such child, or for the purpose of caring for such child for a period immediately following such birth or placement, will receive credit for the Hours of Service which otherwise would have been credited to the Participant but for such absence. The Hours of Service credited under this paragraph will be credited in the Plan Year in which the absence begins if such crediting is necessary to prevent a One Year
                     Break-in-Service in such Plan Year; otherwise, such Hours of Service will be credited in the following Plan Year. The Hours of Service credited under this paragraph are those which would normally have been credited but for such absence; in any case in which the Plan Administrator is unable to determine such hours normally credited, 8 Hours of Service per day will be credited. No more than 501 Hours of Service will be credited under this paragraph for any
                     12-month period. The Date of Severance is the second anniversary of the date on which the absence begins.  The period between the
initial date of absence and the first anniversary of
                     the initial date of absence is deemed to be a period of Service. The period between the first and second anniversaries of the initial date of absence is neither a period of service nor a period of severance.

                                                               1-6
               1.20  Investment Fund
                     An Investment Fund means any portion of the assets of the Trust Fund which the Plan
                     Administrator designates as an Investment Fund and for which the Plan Administrator maintains a set of accounts separate from the remaining assets of the Trust Fund.

                     (a) Specific Investment Fund means an
Investment Fund which is designated as a Specific
                         Investment Fund by the Plan Administrator
in a manner and form acceptable to the Trustee.

                     (b) ~uGeneral Investment Fund~w means all assets of the Trust Fund excluding the assets of any
                         Specific Investment Funds.

               1.21  Leave of Absence
                     An authorized Leave of Absence means a period of time of one year or less granted to an
                     Employee by the Employer due to illness, injury, temporary reduction in work force, or other appropriate cause or due to military service during which the Employee's reemployment rights are protected by law, provided the Employee returns to the service of the Employer on or before the expiration of such leave, or in the case of military service, within the time his reemployment rights are so protected or within 60 days of his discharge from military service if no federal law is applicable.  All
authorized Leaves of Absence are granted or denied by
                     the Employer in a uniform and
nondiscriminatory manner, treating Employees in similar
                     circumstances in a like manner.

                     If the Participant does not return to active service with the Employer on or prior to the expiration of his authorized Leave of Absence he will be considered to have had a Date of
                     Severance as of the earlier of the date on which his authorized Leave of Absence expired, the first anniversary of the last date he worked at least one hour as an Active Participant, or the date on which he resigned or was
discharged.

               1.22  Reserved

               1.23  Normal Retirement Age
                     A Participant's Normal Retirement Age is age
65.

               1.24  ~uNormal Retirement Date~w
                     A Participant's Normal Retirement Date is the date on which the Participant attains Normal
                     Retirement Age.

               1.25  ~uOne Year Break-in-Service~w
                     One Year Break-in-Service is defined in
Section 1.42(a).

               1.26  ~uParticipant~w
                     The term Participant means an Employee or former Employee who is eligible to participate in this Plan and who is or who may become
eligible to receive a benefit of any type from this
                     Plan or whose Beneficiary may be eligible to receive any such benefit.

                     (a) ~uActive Participant~w means a Participant who is currently an Employee in an Eligible
                         Employee Classification.

                     (b) ~uDisabled Participant~w means a
Participant who has terminated his employment with the
                         Employer due to his Disability and who is
receiving or is entitled to receive benefits
                         from the Plan.

                     (c) ~uRetired Participant~w means a
Participant who has terminated his employment with the


                                                               1-7

                         Employer after meeting the requirements
for his Normal Retirement Date and who is
                         receiving or is entitled to receive
benefits from the Plan.

                     (d) ~uVested Terminated Participant~w means a Participant who has terminated his employment with the Employer and who has a nonforfeitable
right to all or a portion of his or her Accrued
                         Benefit and who has not received a
distribution of the value of his or her Vested Accrued
                         Benefit.

                     (e) ~uInactive Participant~w means a
Participant who has (i) interrupted his status as an Active
                         Participant without becoming a Disabled,
Retired or Vested Terminated Participant and (ii)
                         has a non-forfeitable right to all or a
portion of his Accrued Benefit and has not
                         received a complete distribution of his
benefit.

                     (f) ~uFormer Participant~w means a Participant who has terminated his employment with the Employer and who currently has no nonforfeitable
right to any portion of his or her Accrued
                         Benefit.

               1.27  ~uPayroll Withholding Agreement~w
                     If a written Payroll Withholding Agreement is required pursuant to the provisions of Article
                     3, then each Participant who elects to
participate in the Plan will file such agreement on or
                     before the first day of the payroll period for which the agreement is applicable (or at some other time as specified by the Plan
Administrator).  Such agreement will be effective for each
                     payroll period thereafter until modified or amended.

                     The terms of such agreement will provide that the Participant agrees to have the Employer withhold, each payroll period, any whole percentage of his Compensation (or such other amount as allowed by the Plan Administrator under rules applied on a uniform and nondiscriminatory basis), not to exceed the limitations of
Article 7.  In consideration of such agreement, the
                     Employer periodically will make a contribution to the Participant's proper Account(s) in an amount equal to the total amount by which the Participant's Compensation from the Employer was reduced during applicable payroll periods pursuant to the Payroll Withholding Agreement.

                     Notwithstanding the above, Payroll Withholding Agreements will be governed by the following general guidelines:

                     (a) A Payroll Withholding Agreement will apply to each payroll period during which an effective agreement is on file with the
Employer.  Upon termination of employment, such
                         agreement will become void.

                     (b) The Plan Administrator will establish and apply guidelines concerning the frequency and timing of amendments or changes to Payroll
Withholding Agreements.  Notwithstanding the
                         foregoing, a Participant may revoke his
Payroll Withholding Agreement at any time and
                         discontinue all future withholding.

                     (c) The Plan Administrator may amend or revoke its Payroll Withholding Agreement with any
                         Participant at any time, if the Employer
determines that such revocation or amendment is
                         necessary to insure that a Participant's
Annual Additions for any Plan Year will not
                         exceed the limitations of Article 7 or to
insure that the requirements of Sections 401(k)
                         and 401(m) of the Code have been satisfied
with respect to the amount which may be
                         withheld and contributed on behalf of the
Highly Compensated Group.

                     (d) Except as provided above, a Payroll
Withholding Agreement may not be revoked or amended by
                         the Participant or the Employer.



                                                               1-8
               1.28  ~uPlan, Plan and Trust, Trust~w
                     The terms Plan, Plan and Trust and Trust mean Optek Technology 401(k) Plan. The Plan
                     Identification Number is 001. The Plan is a profit sharing plan.

                     The term Predecessor Plan means any qualified plan previously established and maintained by the Employer and to which this Plan is the successor.

               1.29  ~uPlan Administrator~w
                     The Plan Administrator is Optek Technology,
Inc.

               1.30  ~uPlan Year~w
                     The Plan Year is the 12 month period beginning January 1 and ending December 31.

                     Prior to December 31, 1996, Plan Year means the 12 month period beginning October 1 and ending
                     September 30. The period beginning October 1, 1996 and ending December 31, 1996 is a short
                     Plan Year.

                     The Limitation Year coincides with the Plan
Year.

               1.31  ~uReserved~w

               1.32  ~uQualified Election~w
                     Qualified Election means the designation of a specific Beneficiary other than the
                     Participant's Surviving Spouse.  Such
Qualified Election must be in writing and must be
                     consented to by the Participant's spouse. The spouse's written consent to a Qualified
                     Election must be witnessed by a representative of the Plan Administrator or a notary public.
                     Such consent will not be required if the Participant establishes to the satisfaction of the
                     Plan Administrator that such written consent may not be obtained because there is no spouse, the spouse cannot be located or other
circumstances that may be prescribed by Treasury
                     Regulations. Any consent necessary under this provision will be valid only with respect to the spouse who signs the consent (or in the event of a deemed Qualified Election, the designated spouse).  Additionally, a
revocation of a prior Qualified Election may be made by a
                     Participant without the consent of the spouse at any time before the commencement of benefits;
                     however, any Qualified Election which follows such revocation must be in writing and must be consented to by the Participant's spouse. The number of Qualified Elections or revocations of such Qualified Elections will not be limited.


               1.33  ~uRelated Employer~w
                     The terms Related Employer and Affiliated
Employer are used interchangeably and mean any other
                     corporation, association, company or entity on or after the Effective Date which is, along with the Employer, a member of a controlled group of corporations (as defined in Code Section
                     414(b)), a group of trades or businesses which are under common control (as defined in Code
                     Section 414(c)), an affiliated service group
(as defined in Code Section 414(m)), or any
                     organization or arrangement required to be aggregated with the Employer by Treasury
                     Regulations issued under Code Section 414(o).


               1.34  ~uRequired Beginning Date~w
                     A Participant's Required Beginning Date for the commencement of benefit payments from the Plan is the April 1 immediately following:

                       o the later of 1989 or the calendar year in which he attained age 70-1/2 if he attained age 70-1/2 after December 31, 1987;




                                                              1-9

                       o the calendar year in which he attains age
70-1/2 if he is or was a Five Percent Owner
                         at any time during the Plan Year ending
with or within the calendar year in which he
                         attains age 66-1/2 or any later Plan Year;
or

                       o the later of the calendar year in which he attains age 70-1/2 or the calendar year in which he retires for any other
Participant.

               1.35  ~uSurviving Spouse~w
                     Surviving Spouse means a deceased
Participant's spouse who was married to the Participant on
                     the Participant's date of death.  The Plan
Administrator and the Trustee may rely conclusively
                     on a Participant's written statement of his marital status. Neither the Plan Administrator nor the Trustee is required at any time to inquire into the validity of any marriage, the effectiveness of a common-law relationship or the claim of any alleged spouse which is inconsistent with the Participant's report of his marital status and the identity of his spouse.

               1.36  ~uTop-Heavy Definitions~w

                     (a) ~uAggregate Account~w
                         Aggregate Account means, with respect to
each Participant, the value of all accounts
                         maintained on behalf of the Participant,
whether attributable to Employer or Employee
                         contributions, used to determine Top-Heavy
Plan status under the provisions of a defined
                         contribution plan.  A Participant's
Aggregate Account as of the Determination Date will be
                         the sum of:

                           o the balance of his Account(s) as of
the most recent valuation date occurring within
                             a 12-month period ending on the
Determination Date (excluding any amounts
                             attributable to deductible voluntary
employee contributions); plus

                           o contributions that would be allocated
as of a date not later than the Determination
                             Date, even though those amounts are
not yet made or required to be made; plus

                           o any Plan Distributions made within the
Plan Year that includes the Determination
                             Date or within the four preceding Plan
Years.

                     (b) ~uAggregation Group~w
                         Aggregation Group means either a Required
Aggregation Group or a Permissive Aggregation
                         Group as hereinafter determined.

                         (1) ~uRequired Aggregation Group~w
                             Each plan of the Employer in which a
Key Employee is a Participant, and each other
                             plan of the Employer which enables any
plan in which a Key Employee participates to
                             meet the requirements of Code Section
401(a)(4) or 410, will be aggregated and the
                             resulting group will be known as a
Required Aggregation Group.

                             Each plan in the Required Aggregation
Group will be considered a Top-Heavy Plan if the
                             Required Aggregation Group is a
Top-Heavy Group.  No plan in the Required Aggregation
                             Group will be considered a Top-Heavy
Plan if the Required Aggregation Group is not a
                             Top-Heavy Group.

                         (2) ~uPermissive Aggregation Group~w
                             The Employer may also include any
other plan not required to be included in the
                             Required Aggregation Group, provided
the resulting group (to be known as a Permissive
                             Aggregation Group), taken as a whole,
would continue to satisfy the provisions of Code


                                                               1-10


                             Sections 401(a)(4) and 410.

                             Only a plan that is part of the
Required Aggregation Group will be considered a
                             Top-Heavy Plan if the Permissive
Aggregation Group is a Top-Heavy Group.  No plan in
                             the Permissive Aggregation Group will
be considered a Top-Heavy Plan if the Permissive
                             Aggregation Group is not a Top-Heavy
Group.

                             Only those plans of the Employer in
which the Determination Dates fall within the same
                             calendar year will be aggregated in
order to determine whether the plans are Top-Heavy
                             Plans.

                     (c) ~uDetermination Date~w
                         Determination Date means the last day of
the preceding Plan Year, or, in the case of the
                         first Plan Year, the last day of the first
Plan Year.

                     (d) ~uKey Employee~w
                         Key Employee means any Employee or former
Employee (and his Beneficiary) who, at any time
                         during the Plan Year or any of the
preceding four Plan Years, was:

                         (1) A "Five Percent Owner" of the
Employer.  "Five Percent Owner" means any person who
                             owns (or is considered as owning
within the meaning of Code Section 318) more than 5%
                             of the value of the outstanding stock
of the Employer or stock possessing more than 5%
                             of the total combined voting power of
all stock of the Employer.  If the Employer is
                             not a corporation, Five Percent Owner
means any person who owns more than 5% of the
                             capital or profits interest in the
Employer.  In determining percentage ownership
                             hereunder, Related Employers will be
treated as separate Employers; or

                         (2) A "One Percent Owner" of the Employer
having Compensation from the Employer of more
                             than $150,000.  "One Percent Owner"
means any person who owns (or is considered as
                             owning within the meaning of Code
Section 318) more than 1% of the value of the
                             outstanding stock of the Employer or
stock possessing more than 1% of the total
                             combined voting power of all stock of
the Employer.  If the Employer is not a
                             corporation, One Percent Owner means
any person who owns more than 1% of the capital
                             or profits interest in the Employer.
In determining percentage ownership hereunder,
                             Related Employers will be treated as
separate Employers.  However, in determining
                             whether an individual has Compensation
of more than $150,000, Compensation from each
                             Related Employer will be taken into
account.

                         (3) One of the 10 Employees having
Compensation not less than the Defined Contribution
                             Dollar Limit (as defined in Section
7.03(j) for the Plan Year) who owns (or is
                             considered as owning within the
meaning of Code Section 318) both greater than 1/2%
                             interest and the largest interests in
all Employers required to be aggregated under
                             Code Sections 414(b), (c), (m) and
(o);

                         (4) An officer (within the meaning of the
regulations under Code Section 416) of the
                             Employer having Compensation greater
than 50% of the Defined Benefit Dollar Limit as
                             defined in Section 7.03(f) for the
Plan Year;

                         For purposes of this Section, Compensation
means Aggregate Compensation as defined in
                         Section 7.03(a) plus any amounts
contributed by the Employer pursuant to a salary
                         reduction agreement which are excludable
from the gross income of the Employee under Code
                         Section 125, 402(e)(3), 402(h) or 403(b).
Compensation in excess of the Statutory
                         Compensation Limit is disregarded.



                                                               1-11
                     (e) ~uNon-Key Employee~w
                         Non-Key Employee means any Employee (and
his Beneficiaries) who is not a Key Employee.

                     (f) ~uPlan Distributions~w
                         Plan distributions include distributions
made before January 1, 1984, and distributions
                         under a terminated plan which, if it had
not been terminated, would have been required to
                         be included in an aggregation group.
However, distributions made after the valuation date
                         and before the Determination Date are not
included to the extent that they are already
                         included in the Participant's Single Sum
Benefit as of the valuation date.

                         With respect to "unrelated" rollovers and
plan-to-plan transfers (those which are both
                         initiated by an employee and made from a
plan maintained by one employer to a plan
                         maintained by another employer), if such
a rollover or plan-to-plan transfer is made from
                         this Plan, it will be considered as a
distribution for purposes of this Section.  If such
                         a rollover or plan-to-plan transfer is
made to this Plan, it will not be considered as
                         part of the Participant's Single Sum
Benefit.  However, an unrelated rollover or
                         plan-to-plan transfer accepted before
January 1, 1984, will be considered as part of the
                         Participant's Single Sum Benefit.

                         With respect to "related" rollovers and
plan-to-plan transfers (those which are either not
                         initiated by an employee or are made from
one plan to another plan maintained by the same
                         employer), if such a rollover or
plan-to-plan transfer is made from this Plan, it will not
                         be considered as a distribution for
purposes of this Section.  If such a rollover or
                         plan-to-plan transfer is made to this
Plan, it will be considered as part of the
                         Participant's Single Sum Benefit.

                     (g) ~uPresent Value of Accrued Benefit~w
                         In the case of the defined benefit plan,
a Participant's Present Value of Accrued Benefit,
                         for Top-Heavy determination purposes, will
be determined using the following rules:

                         (1) The Present Value of Accrued Benefit
will be determined as of the most recent
                             "valuation date" within a 12-month
period ending on the Determination Date.

                         (2) For the first Plan Year, the Present
Value of Accrued Benefit will be determined as if
                             (A) the Participant terminated service
as of the Determination Date; or (B) the
                             Participant terminated service as of
the valuation date, but taking into account the
                             estimated Present Value of Accrued
Benefits as of the Determination Date.

                         (3) For any other Plan Year, the Present
Value of Accrued Benefit will be determined as if
                             the Participant terminated service as
of the valuation date.

                         (4) The valuation date must be the same
date used for computing the defined benefit plan
                             minimum funding costs, regardless of
whether a calculation is performed that plan
                             year.

                         (5) A Participant's Present Value of
Accrued Benefit as of a Determination Date will be
                             the sum of:

                               o the present value of his Accrued
Benefit determined using the actuarial
                                 assumptions which are specified
below; plus

                               o any Plan Distributions made within
the Plan Year that includes the Determination
                                 Date or within the four preceding
Plan Years; plus



                                                              1-12
                               o any employee contributions,
whether voluntary or mandatory.  However, amounts
                                 attributable to qualified
voluntary employee contributions, as defined in Code
                                 Section 219(e)(2) will not be
considered to be a part of the Participant's
                                 Present Value of Accrued Benefit.


                             For purposes of this Section, the
present value of a Participant's Accrued Benefit
                             will be equal to the greater of the
present value determined using the actuarial
                             assumptions which are specified for
Actuarial Equivalent purposes or the present
                             value determined using the "Applicable
Interest Rate." The Applicable Interest Rate
                             is the rate or rates that would be
used by the Pension Benefit Guaranty Corporation
                             for a trusteed single-employer plan to
value a Participant's or Beneficiary's
                             benefit on the date of distribution
(the "PBGC Rate").  If the present value using
                             the PBGC Rate exceeds $25,000, the
Applicable Interest Rate is 120% of the PBGC
                             Rate.  However, the use of 120% of the
PBGC Rate will never result in a present
                             value less than $25,000.

                         (6) Solely for the purpose of determining
if this Plan (or any other plan included in a
                             Required Aggregation Group of which
this Plan is a part) is Top- Heavy, the Accrued
                             Benefit of any Employee other than a
Key Employee will be determined under

                             (A) the method, if any, that uniformly
applies for accrual purposes under all plans
                                 maintained by the Employer or any
Related Employer, or

                             (B) if there is no such method, as if
the benefit accrued no more rapidly than the
                                 slowest accrual rate permitted
under the fractional accrual rate of Code Section
                                 411(b)(1)(C).

                     (h) ~uSingle Sum Benefit~w
                         The Single Sum Benefit for any Participant
in a defined benefit pension plan will be equal
                         to his Present Value of Accrued Benefit.
The Single Sum Benefit for any Participant in a
                         defined contribution plan will be equal to
his Aggregate Account.

                     (i) ~uTop-Heavy Group~w
                         Top-Heavy Group means an Aggregation Group
in which, as of the Determination Date, the
                         Single Sum Benefits of all Key Employees
under all plans included in the group exceeds 60%
                         of a similar sum determined for all
Participants.

                         Super Top-Heavy Group means an Aggregation
Group in which, as of the Determination Date,
                         the sum of (1) the Single Sum Benefits of
all Key Employees under all defined benefit
                         plans included in the group, plus (2) the
Single Sum Benefit of all Key Employees under
                         all defined contribution plans included in
the group exceeds 90% of a similar sum
                         determined for all Participants.

                     (j) ~uTop-Heavy Plan~w
                         This Plan will be a Top-Heavy Plan for any
Plan Year beginning after December 31, 1983, in
                         which, as of the Determination Date, the
Single Sum Benefits of all Key Employees exceed
                         60% of the Single Sum Benefits of all
Participants under this Plan.

                         This Plan will be a Super Top-Heavy Plan
for any Plan Year beginning after December 31,
                         1983, in which, as of the Determination
Date, the Single Sum Benefits of all Key Employees
                         exceed 90% of the Single Sum Benefits of
all Participants under this Plan.

                         If any Participant is a Non-Key Employee
for a given Plan Year, but was a Key Employee for
                         any prior Plan Year, the Participant's
Single Sum Benefit will not be taken into account


                                                               1-13

                         for purposes of determining whether this
Plan is a Top-Heavy or Super Top-Heavy Plan (or
                         whether any Aggregation Group which
includes this Plan is a Top-Heavy or Super Top-Heavy
                         Group).

                         If an individual has performed no services
for the Employer at any time during the 5-year
                         period ending on the Determination Date,
any Single Sum Benefit of such individual will
                         not be taken into account for purposes of
determining whether this Plan is a Top-Heavy or
                         Super Top-Heavy Plan (or whether any
Aggregation Group which includes this Plan is a
                         Top-Heavy Group or Super Top-Heavy Group).


               1.37  ~uTrust Fund, Trust~w
                     These terms mean the total cash, securities, real property, insurance contracts and any other property held by the Trustee.

               1.38  ~uTrustee~w
                     The Trustee is Charles Schwab Trust Company or any successor Trustee.

               1.39  ~uVested Percentage~w
                     A Participant's Vested Percentage as of a given date will be that percentage determined in accordance with the Vesting Schedule.
Notwithstanding the preceding, a Participant will be
                     100% vested upon reaching the earlier of (a) his Normal Retirement Age or (b) the later of the date upon which the Participant attains age 65 or reaches the 5th anniversary of the date he commenced participation in the Plan.

               1.40  ~uVesting Schedule~w
                     A Participant's Vested Percentage will be determined in accordance with the following table:

                                     ~u Years of Vesting Service ~w
            ~uVested Percentage~w

                                     Less than 1 Year
                  0%
                                               1 Year
                 20%
                                               2 Years
                 40%
                                               3 Years
                 60%
                                               4 Years
                 80%
                                               5 Years or more
                100%

               1.41  ~uWritten Resolution~w
                     The terms Written Resolution and Written
Consent are used interchangeably and reflect
                     decisions, authorizations, etc.  by the
Employer.

               1.42  ~uYear of Service~w

                     (a) ~uCrediting Years of Service~w
                         Years of Service are determined using the
Elapsed Time Method and/or the Hours of Service
                         Method as specified in this Section.

                         (1) ~uElapsed Time Method~w
                             Under the Elapsed Time Method, Years
of Service are based upon an Employee's Elapsed
                             Time of employment irrespective of the
number of hours actually worked during such
                             period; a Year of Service (including
a fraction thereof) will be credited for each
                             completed 365 days of Elapsed Time
which need not be consecutive.  The following terms
                             are used in determining Years of
Service under the Elapsed Time Method:

                             (A) Date of Severance (Termination) -
means the earlier of (i) the actual date an


                                                               1-14

                                 Employee resigns, is discharged,
dies or retires, or (ii) the first anniversary of
                                 the date an Employee is absent
from work (with or without pay) for any other
                                 reason, e.g., disability,
vacation, leave of absence, layoff, etc.

                             (B) Elapsed Time - means the total
period of service which has elapsed between a
                                 Participant's Employment
Commencement Date and Date of Termination including
                                 Periods of Severance where a One
Year Break-in-Service does not occur.

                             (C) Employment Commencement Date -
means the date an Employee first performs one Hour
                                 of Service for the Employer.

                             (D) One Year Break-in-Service - means
any 365-day period following an Employee's Date
                                 of Termination as defined above in
which the Employee does not complete at least
                                 one Hour of Service.

                             (E) Period of Severance - is the time
between the actual Date of Severance as defined
                                 above and the subsequent date, if
any, on which the Employee performs an Hour of
                                 Service.

                             All periods of employment will be
aggregated including Periods of Severance unless
                             there is a One Year Break-in-Service.


                         (2) ~uHours of Service Method~w
                             Under the Hours of Service Method, a
Year of Service is credited for each 12
                             consecutive month Computation Period
during which an Employee is credited with a
                             specified number of Hours of Service.


                             Under the Hours of Service Method, a
One Year Break-in-Service means any Computation
                             Period during which an Employee
completes 500 or fewer Hours of Service.

                         Years of Eligibility Service for purposes
of determining eligibility to participate in the
                         Plan and Years of Vesting Service for
purposes of determining a Participant's Vested
                         Percentage include service with any
organization which is a Related Employer with respect
                         to the Employer.

                     (b) ~uFor Eligibility Purposes~w
                         Years of Service for purposes of
eligibility to participate in the Plan are referred to as
                         Years of Eligibility Service and are
determined using the Hours of Service Method.

                         A Year of Eligibility Service is credited
for each Computation Period during which an
                         Employee is credited with at least 1,000
Hours of Service.  The initial Computation Period
                         is the 12 consecutive month period
beginning with the Employee's Employment Commencement
                         Date.  Thereafter, the Computation Period
is the Plan Year beginning with the Plan Year in
                         which the initial Computation Period ends.


                         All of an Employee's Years of Eligibility
Service are taken into account in determining
                         his eligibility to participate.

                     (c) ~uFor Vesting Purposes~w
                         Years of Service for purposes of computing
a Participant's Vested Percentage are referred
                         to as Years of Vesting Service and are
determined using the Elapsed Time Method.

                         All of a Participant's Years of Vesting
Service are taken into account in determining his
                         Vested Percentage.


                                                               1-16

ARTICLE 2


PARTICIPATION~p


               2.01  ~uParticipation~w
                     An Employee will become eligible to
participate in the Plan on the Entry Date which coincides
                     with or next follows the completion of one
Year of Eligibility Service.

                     An Employee who is eligible to participate as of the Effective Date or as of a given Entry
                     Date will automatically become a Participant as of such date. An Employee who is otherwise eligible to participate may irrevocably elect not to participate in the Plan. Any election under this paragraph must be in writing and according to guidelines established by the Plan
                     Administrator.

               2.02  ~uParticipation After Reemployment~w
                     An Employee who has satisfied all of the eligibility requirements but terminates employment prior to his Entry Date will participate in the Plan immediately upon returning to the employ of the Employer.

                     A Participant or Former Participant who has terminated employment will participate as an
                     Active Participant in the Plan immediately upon returning to the employ of the Employer.

               2.03  ~uChange in Employment Classification~w
                     In the event a Participant becomes ineligible to participate because he is no longer a member of an Eligible Employee Classification, the Participant will participate immediately upon his return to an Eligible Employee Classification.


                     In the event an Employee who is not a member of an Eligible Employee Classification becomes a member of such a classification, such Employee will begin to participate immediately if he has satisfied the eligibility requirements which are specified in Section 2.01.

























                                                               2-1












~bARTICLE 3

                                                       PARTICIPANT
ACCOUNTS~p


               3.01  ~uSalary Deferral Account~w

                     Salary Deferral Account means the Account of a Participant reflecting applicable contributions, investment income or loss allocated thereto and distributions. A Participant's
                     Salary Deferral Account is 100% vested at all times.

                     (a) ~uSalary Deferral Contributions~w

                         (1) ~uAmount of Contribution~w
                             Each Participant may elect to make a
Salary Deferral Contribution each Contribution
                             Period not to exceed 15% of the
Participant's Compensation.  Such contribution will be
                             designated as a percentage of
Compensation and will be equal to an even multiple of 1%
                             or such other amount as allowed by the
Plan Administrator.

                         (2) ~uPayroll Withholding~w
                             All Salary Deferral Contributions will
be made pursuant to a Payroll Withholding
                             Agreement in accordance with Section
1.27.

                         (3) ~uNondiscrimination Requirements~w
                             All Salary Deferral Contributions are
Elective Contributions within the meaning of
                             Section 4.05(a) and must satisfy the
Nondiscrimination Requirements of Section 4.05.

                         (4) ~uExcess Deferrals~w
                             The maximum amount of Salary Deferral
Contribution which can be made under the Plan on
                             behalf of any Participant during any
calendar year will be limited to that amount
                             which would not constitute an Excess
Deferral as defined in Section 4.05.  The Plan
                             Administrator will distribute any
Excess Deferral, together with the income allocable
                             to it, to the Participant no later
than April 15 of the calendar year immediately
                             following the year of the Excess
Deferral.  If a Participant notifies the Plan
                             Administrator before March 1 of any
calendar year that Excess Deferrals have been made
                             on his account for the previous
calendar year by reason of participation in a Cash or
                             Deferred Arrangement maintained by
another employer or employers, and if the
                             Participant requests that the Plan
Administrator distribute a specific amount to him
                             on account of Excess Deferrals and
certifies that the requested amount is an Excess
                             Deferral, the Plan Administrator will
designate the amount requested together with the
                             income allocable to it as a
distribution of Excess deferrals and distribute such
                             amount no later than April 15 of that
calendar year.  The amount of Excess Deferrals
                             to be distributed will be reduced by
any Excess Contributions previously distributed
                             or recharacterized with respect to the
Plan Year beginning with or within the calendar
                             year.  The amount of income allocable
to the Excess Deferral will be determined as
                             described in Section 4.05.

                         (5) ~uTiming of Deposits~w
                             The Employer will deposit all Salary
Deferral Contributions on the earliest date on
                             which such contributions can
reasonably be segregated from the Employer's general
                             assets, but in no event later than 90
days after the date on which the amounts
                             withheld would otherwise have been
paid to the Participant in cash.  Effective
                             February 3, 1997, the Employer will
deposit all Salary Deferral Contributions on the
                             earliest date on which such
contributions can reasonably be segregated from the


                                                               3-1











                             Employer's general assets, but in no
event later than 15 business days following the
                             end of the month in which the amounts
withheld would otherwise have been paid to the
                             Participant in cash.

                             The Contribution Period for Salary
Deferral Contributions is each of the semi-monthly
                             periods which end on the 15th and the
last day of each month.

                     (b) ~uFinancial Hardship Withdrawals~w
                         A Participant may file with the Plan
Administrator a written request to withdraw, in order
                         to avoid or alleviate a Financial
Hardship, any amount not to exceed that portion of his
                         Salary Deferral Account which represents
the sum of

                           o his total Salary Deferral
Contributions made after 1988, and

                           o his total Salary Deferral
Contributions made before 1989 together with the income
                             earned before 1989 which is allocable
to those Contributions.

                         The Plan Administrator will allow
Financial Hardship withdrawals only if they are
                         necessary to satisfy a Participant's
immediate and heavy financial need.

                         (1) ~uImmediate and Heavy Financial Need~w

                             A withdrawal will be deemed to be made
due to an immediate and heavy financial need of
                             the Participant if it is made because
of:

                               o Expenses for medical care
described in Code Section 213(d) previously incurred
                                 by the Participant, his spouse or
any of his dependents (as defined in Code
                                 Section 152) or necessary for
these persons to obtain medical care described in
                                 Code Section 213(d);

                               o Costs directly related to the
purchase (excluding mortgage payments) of a
                                 principal residence for the
Participant;

                               o Payment of tuition, room and board
or educational fees for the next 12 months of
                                 post-secondary education for the
Participant, his spouse, children or dependents
                                 (as defined in Code Section 152);

                               o Prevention of the eviction of the
Participant from his principal residence or
                                 foreclosure on the mortgage of the
Participant's principal residence.

                         (2) ~uNecessary To Satisfy Financial
Need~w
                             No withdrawal may exceed the amount
necessary to satisfy the Participant's immediate
                             and heavy financial need.  However,
the amount of an immediate and heavy financial
                             need may include any amounts necessary
to pay any federal, state or local income taxes
                             or penalties reasonably anticipated to
result from the distribution.  The Plan
                             Administrator will allow the
withdrawal if it determines, after a full review of the
                             Participant's written request and
evidence presented by the Participant showing
                             immediate and heavy financial need as
well as the Participant's lack of other
                             reasonably available resources, that
the withdrawal is necessary to satisfy the need.
                             No withdrawal will be treated as
necessary to the extent it can be satisfied from
                             other resources which are reasonably
available to the Participant, including those of
                             the Participant's spouse and minor
children.  A withdrawal will be treated as
                             necessary to the extent the
Participant demonstrates to the satisfaction of the Plan
                             Administrator that the need cannot be
relieved by any of the following:



                                                               3-2


                               o Reimbursement or compensation by
insurance or otherwise;

                               o Reasonable liquidation of assets
to the extent the liquidation would not itself
                                 cause an immediate and heavy
financial need;

                               o Cessation of Salary Deferral
Contributions or Employee After-tax Contributions
                                 (as defined in Section 4.05(a)) or
both under any plan maintained by any
                                 employer;

                               o Other distributions or nontaxable
(at the time of the loan) loans from plans
                                 maintained by any employer;

                               o Borrowing from commercial sources
on reasonable commercial terms.

                             Unless the Plan Administrator has
evidence to the contrary, it may rely upon the
                             Participant's written representation
that the need cannot be relieved by any of the
                             foregoing.

                         (3) ~uSafe Harbor~w
                             The Plan Administrator will not allow
any withdrawal until the Participant has
                             obtained all distributions, other than
hardship distributions, and all nontaxable
                             loans currently available to the
Participant under all plans maintained by the
                             Employer.  Upon the withdrawal of any
portion of a Participant's Salary Deferral
                             Account, the Participant will become
ineligible for any Elective Contribution to this
                             Plan or any other plan maintained by
the Employer, or to make any contribution to this
                             Plan or any other plan maintained by
the Employer until the first day of the first
                             payroll period which begins not less
than 12 months following the date of withdrawal.
                             For this purpose the phrase "any other
plan maintained by the Employer" means all
                             qualified and nonqualified plans of
deferred compensation maintained by the Employer.
                             The phrase includes stock option,
stock purchase, or similar plans, or a cash or
                             deferred arrangement that is part of
a cafeteria plan within the meaning of Code
                             Section 125.  It does not include the
mandatory employee contribution portion of a
                             defined benefit plan, nor does it
include a health or welfare benefit plan (including
                             one that is part of a cafeteria plan
within the meaning of Code Section 125).
                             Furthermore, the maximum amount of
Salary Deferral Contributions which can be made
                             under the Plan on behalf of any
Participant during the calendar year which follows the
                             calendar year in which the withdrawal
was made will be limited to the amount which
                             would not be treated as an Excess
Deferral for that year reduced by the amount of
                             Salary Deferral Contributions made on
behalf of the Participant in the calendar year
                             of withdrawal.

                     (c) ~uDistributions~w
                         No distribution may be made from the
Participant's Salary Deferral Account or any account
                         comprised of Matching Contributions or
Nonelective Contributions which are treated as
                         Elective Contributions in accordance with
the provisions of Section 4.05(h) except under
                         one of the following circumstances:

                           o the Participant's retirement, death,
disability or termination of employment;

                           o the Participant's attaining of age 59
1/2;

                           o the avoidance or alleviation of a
Financial Hardship;

                           o the termination of this Plan without
the establishment of a successor plan within


                                                              3-3











                             the meaning of Treasury Regulation
Section 1.401(k)-1(d)(3);

                           o the sale or other disposition by the
Employer of at least 85 percent of the assets
                             used by the Employer in a trade or
business to an unrelated corporation which does
                             not maintain the plan, but only if the
Participant continues employment with the
                             corporation acquiring the assets and
only if the Employer continues to maintain this
                             Plan; or

                           o the sale or other disposition by the
Employer of its interest in a subsidiary to an
                             unrelated entity which does not
maintain the plan, but only if the Participant
                             continues employment with the
subsidiary and only if the Employer continues to
                             maintain this Plan.

                         This paragraph does not apply to
distributions of Excess Deferrals, Excess Contributions,
                         or excess Annual Additions.

               3.02  ~uMatching Account~w

                     Matching Account means the Account of a
Participant reflecting applicable contributions,
                     forfeitures, investment income or loss
allocated thereto and distributions.  A Participant's
                     Matching Account is subject to the Vesting
Schedule.

                     (a) ~uMatching Contributions~w
                         Each Plan Year, the Employer may, within
the time prescribed by law for making a
                         deductible contribution, make a Matching
Contribution to the Trust.

                         For a given Plan Year, the total Matching
Contribution, if any, made by the Employer will
                         be an amount determined and authorized by
the Employer for such Plan Year; however, the
                         Employer will not authorize Matching
Contributions at such times or in such amounts that
                         the Plan, in operation, discriminates in
favor of Highly Compensated Employees.

                         The target Matching Contribution to be
made to a Participant's Matching Account is equal
                         to 50% of that portion of the
Participant's Salary Deferral Contribution which is not in
                         excess of 4% of the Participant's
Compensation.

                         If the sum of the target Matching
Contributions to be made for all Participants is less
                         than or greater than the total Matching
Contribution made by the Employer in accordance
                         with the provisions of this Section, then
the actual Matching Contribution allocated to
                         each Eligible Participant's Matching
Account will be adjusted proratably so that the sum
                         of the actual Matching Contributions made
for all Participants is equal to the total
                         Matching Contribution made by the
Employer.

                         All Matching Contributions are Matching
Contributions within the meaning of Section
                         4.05(a) and must satisfy the
Nondiscrimination Requirements of Section 4.05.

                     (b) ~uContribution Period~w
                         The Contribution Period for Matching
Contributions is each Plan Year.

                     (c) ~uApplication of Forfeitures~w
                         Forfeitures from a Participant's Matching
Account will be used to reduce Matching
                         Contributions in the Plan Year in which
the Forfeitures are determined to occur.





                                                               3-4











                     (d) ~uWithdrawals~w
                         A Participant who has been a Participant
in the Plan for five or more years and has
                         attained age 59 1/2 may withdraw all or
any portion of his Matching Account subject to the
                         limitations of this Section.  A
Participant who has not been a Participant in the Plan for
                         five or more years or has not attained age
59 1/2 may not withdraw any portion of his
                         Matching Account prior to the time when
benefits otherwise become payable in accordance
                         with the provisions of Article 5.

                     (e) ~uMinimum Allocation for Top-Heavy Plan~w
                         Notwithstanding anything contained herein
to the contrary, for any Plan Year in which this
                         Plan is determined to be Top-Heavy, a
Participant who is a Non-Key Employee (including any
                         Employee who is excluded from the Plan
because his Compensation is less than a stated
                         amount) will be entitled to a minimum
allocation of employer contributions in addition to
                         any Matching Contributions equal to 3% of
the Non-Key Employee's Aggregate Compensation
                         received during the Plan Year.  This
minimum allocation will allocated to the
                         Participant's Matching Account and will be
provided to each Non-Key Employee who is a
                         Participant and is employed by the
Employer on the last day of the Plan Year whether or
                         not he or she is an otherwise Eligible
Participant or fails to make any mandatory Employee
                         contribution to the Plan.

                         The percentage referred to in the
preceding paragraph will not exceed the percentage of
                         Aggregate Compensation at which Matching
Contributions are made or allocated to the Key
                         Employee for whom such percentage is the
largest; provided, however, this sentence will
                         not apply if the Plan is required to be
included in an Aggregation Group to meet the
                         requirements of Code Sections 401(a)(4) or
410.

               3.03  ~uRollover Account~w

                     Rollover Account means the Account of a
Participant reflecting applicable contributions,
                     investment income or loss allocated thereto and distributions. A Participant's Rollover
                     Account is 100% vested at all times.

                     (a) ~uRollover Contributions~w
                         Rollover Contribution means a contribution
to the Plan by a Participant where such
                         contribution is the result of a prior
distribution from an Individual Retirement Account,
                         an Individual Retirement Annuity or
another qualified plan.  Such prior contribution must
                         be a rollover amount described in Section
402(c)(4) of the Code or a contribution
                         described in Section 408(d)(3) of the
Code.

                         Each Employee who is a member of an
Eligible Employee Classification, regardless of
                         whether he is a Participant in the Plan,
will have the right to make a Rollover
                         Contribution of cash (or other property of
a form acceptable to the Plan Administrator and
                         the Trustee) into the Plan from another
qualified plan.  If the Employee is not a
                         Participant hereunder, his Rollover
Account will constitute his entire interest in the
                         Plan.  In no event will the existence of
a Rollover Account entitle the Employee to
                         participate in any other benefit provided
by the Plan.

                         If specifically provided for in a Written
Resolution, Rollover Contribution will also mean
                         the amount of assets transferred, pursuant
to Section 10.05, to this Plan from another
                         plan which is qualified under Code
Sections 401(a) and 501(a).






                                                               3-5











                     (b) ~uWithdrawals~w
                         A Participant may withdraw all or any
portion of his Rollover Account at any time.






















































                                                               3-6












~bARTICLE 4

                                                     ACCOUNTING AND
VALUATION~p


               4.01  ~uGeneral Powers of the Plan Administrator~w
                     The Plan Administrator will have the power to establish rules and guidelines, which will be applied on a uniform and non-discriminatory basis, as it deems necessary, desirable or appropriate with regard to accounting
procedures and to the timing and method of contributions
                     to and/or withdrawals from the Plan.

               4.02  ~uValuation Procedure~w
                     As of each Valuation Date, the Plan
Administrator will determine from the Trustee the fair
                     market value of Trust assets and will, subject to the provisions of this Article, determine the allocation of such value among the
Accounts of the Participants; in doing so, the Plan
                     Administrator will in the following order:

                     (a) Credit or charge, as appropriate, to the proper Accounts all contributions, payments, transfers, forfeitures, withdrawals or
other distributions made to or from such Accounts
                         since the last preceding Valuation Date
and that have not been previously credited or
                         charged.

                     (b) Credit or charge, as applicable, each Account with its pro rata portion of the appreciation or depreciation in the fair
market value of the Trust Fund since the prior
                         Valuation Date.  Such appreciation or
depreciation will reflect investment income,
                         realized and unrealized gains and losses,
other investment transactions and expenses paid
                         from the Trust Fund.

               4.03  ~uReserved~w

               4.04  ~uParticipant Direction of Investment~w

                     (a) ~uApplication of this Section~w
                         Subject to the provisions of this Section,
each Participant will have the right to direct
                         the investment of all of his Accounts
among the Specific Investment Funds which are made
                         available by the Plan Administrator.

                     (b) ~uGeneral Powers of the Trustee~w
                         The Trustee will have the power to
establish rules and guidelines as it deems necessary,
                         desirable or appropriate with regard to
the directed investment of contributions in
                         accordance with this Section.  Such rules
and guidelines are intended to comply with
                         Section 404(c) of ERISA and the
regulations thereunder.  Included in such powers, but not
                         by way of limitation, are the following
powers and rights.

                         (1) To temporarily invest those
contributions which are pending directed investment in a
                             Specific Investment Fund, in the
General Investment Fund or in some other manner as
                             determined by the Trustee.

                         (2) To establish rules with regard to the
transfer of all or any part of the balance of an
                             Account or Accounts of a given
Participant from one Investment Fund to another.

                         (3) To maintain any part of the assets of
any Investment Fund in cash, or in demand or
                             short-term time deposits bearing a
reasonable rate of interest, or in a short-term
                             investment fund that provides for the
collective investment of cash balances or in


                                                               4-1

                             other cash equivalents having ready
marketability, including, but not limited to,
                             U.S.  Treasury Bills, commercial
paper, certificates of deposit, and similar types of
                             short-term securities, as may be
deemed necessary by the Trustee in its sole
                             discretion.

                         The Trustee will not be liable for any
loss that results from a Participant's exercise of
                         control over the investment of the
Participant's Accounts.  If the Participant fails to
                         provide adequate directions, the Plan
Administrator will direct the investment of the
                         Participant's Account.  The Trustee will
have no duty to review or make recommendations
                         regarding a Participant's investment
directions.

                     (c) ~uAccounting~w
                         The Plan Administrator will maintain a set
of accounts for each Investment Fund.  The
                         accounts of the Plan Administrator for
each Investment Fund will indicate separately the
                         dollar amounts of all contributions made
to such Investment Fund by or on behalf of each
                         Participant from time to time.  The Plan
Administrator will compute the net income from
                         investments; net profits or losses arising
from the sale, exchange, redemption, or other
                         disposition of assets, and the prorata
share attributable to each Investment Fund of the
                         expenses of the administration of the Plan
and Trust and will debit or credit, as the case
                         may be, such income, profits or losses,
and expenses to the unsegregated balance in each
                         Investment Fund from time to time.  To the
extent that the expenses of the administration
                         of the Plan and Trust are not directly
attributable to a given Investment Fund, such
                         expenses, as of a given Valuation Date,
will be prorated among each Investment Fund; such
                         allocation of expenses will, in general,
be performed in accordance with the guidelines
                         which are specified in this Article.

                     (d) ~uFuture Contributions~w
                         Each Participant who chooses to
participate in the Plan will elect the percentage of those
                         contributions (which are subject to
Participant direction of investment) which is to be
                         deposited to each available Investment
Fund.  Such election will be in effect until
                         modified.  If any Participant fails to
make an election by the appropriate date, he will
                         be deemed to have elected an Investment
Fund(s) as determined by the Plan Administrator.
                         Elections will be limited to multiples of
one percent (or such other reasonable increments
                         as determined by the Plan Administrator).


                     (e) ~uChange in Investment of Past
Contributions~w
                         A Participant may file an election with
the Plan Administrator to shift the aggregate
                         amount or reasonable increments (as
determined by the Plan Administrator) of the balance
                         of his existing Account or Accounts which
are subject to Participant direction of
                         investment among the various Investment
Funds as of the first day of each Accounting
                         Period (or such other time or times as
determined by the Plan Administrator).  Elections
                         will be limited to multiples of one
percent (or such other reasonable increments as
                         determined by the Plan Administrator).

                     (f) ~uChanges in Investment Elections~w
                         Elections with respect to future
contributions and/or with respect to changes in the
                         investment of past contributions will be
in writing on a form provided by the Plan
                         Administrator, except that each
Participant may authorize the Plan Administrator in
                         writing on an authorization form provided
by the Plan Administrator to accept such
                         directions as may be made by the
Participant by use of a telephone voice response system
                         maintained for such purpose.

                         The Plan Administrator may establish
additional rules and procedures with respect to
                         investment election changes including, for
example, the number of allowed changes per


                                                               4-2











                         specified period, the amount of reasonable
fee, if any, which will be charged to the
                         Participant for making a change, specified
dates or cutoff dates for making a change,
                         etc.

                     (g) ~uAddition and Deletion of Specific
Investment Funds~w
                         Specific Investment Funds may be made
available from time to time by the Trustee.
                         Specific Investment Funds, as are from
time to time made available by the Trustee, may be
                         deleted or added from time to time by the
Plan Administrator.  The Plan Administrator will
                         establish guidelines for the proper
administration of affected Accounts when a Specific
                         Investment Fund is added or deleted.

               4.05  ~uNondiscrimination Requirements~w

                     (a) ~uDefinitions Applicable to the
Nondiscrimination Requirements~w
                         The following definitions apply to this
Section:

                         (1) ~uAggregate Limit~w
                             With respect to a given Plan Year,
Aggregate Limit means the greater of the sum of
                             [(A) + (B)] or the sum of [(C) + (D)]
where:

                               (A) is equal to 125% of the
~ugreater~w of DP or CP;

                               (B) is equal to 2 percentage points
plus the ~ulesser~w of DP or CP,
                                   not to exceed 2 times the
~ulesser~w of DP or CP;

                               (C) is equal to 125% of the
~ulesser~w of DP or CP;

                               (D) is equal to 2 percentage points
plus the ~ugreater~w of DP or CP,
                                   not to exceed 2 times the
~ugreater~w of DP or CP;

                                DP represents the Deferral
Percentage for the Non-highly Compensated Group
                                   eligible under the Cash or
Deferred Arrangement for the Plan Year; and

                                CP represents the Contribution
Percentage for the Non-highly Compensated Group
                                   eligible under the plan
providing for the Employee After-tax Contributions or
                                   Employer Matching Contributions
for the Plan Year beginning with or within the
                                   Plan Year of the Cash or
Deferred Arrangement.

                         (2) ~uCash or Deferred Arrangement
(CODA)~w
                             A Cash or Deferred Election is any
election (or modification of an earlier election)
                             by an Employee to have the Employer
either:

                                   o provide an amount to the
Employee in the form of cash or some
                                     other taxable benefit that is
not currently available, or

                                   o contribute an amount to the
Plan (or provide an accrual or other
                                     benefit) thereby deferring
receipt of Compensation.

                             A Cash or Deferred Election will only
be made with respect to an amount that is not
                             currently available to the Employee on
the date of election.  Further, a Cash or
                             Deferred Election will only be made
with respect to amounts that would have (but for
                             the Cash or Deferred Election) become
currently available after the later of the date
                             on which the Employer adopts the Cash
or Deferred Arrangement or the date on which the
                             arrangement first becomes effective.



                                                               4-3












                             A Cash or Deferred Election does not
include a one-time irrevocable election upon the
                             Employee's commencement of employment
or first becoming an Eligible Employee.

                         (3) ~uCompensation~w
                             For purposes of this Section,
Compensation means Aggregate Compensation as defined in
                             Section 7.03(a) plus amounts
contributed by the Employer pursuant to a salary
                             reduction agreement which are
excludable from the gross income of the Employee under
                             Code Section 125, 402(e)(3), 402(h) or
403(b).  Compensation in excess of the
                             Statutory Compensation Limit is
disregarded.

                             The period used to determine an
Employee's Compensation for a Plan Year may be limited
                             to that portion of the Plan Year in
which the Employee was an Eligible Employee,
                             provided that this method is applied
uniformly to all Eligible Employees under the
                             Plan for the Plan Year.

                         (4) ~uContribution Percentage~w
                             Contribution Percentage means, for any
specified group, the average of the ratios
                             calculated (to the nearest
one-hundredth of one percent) separately for each
                             Participant in the group, of the
amount of Employee After-tax Contributions and
                             Matching Contributions which are made
by or on behalf of each Participant for a Plan
                             Year to each Participant's
Compensation for the Plan Year.

                             For purposes of determining the
Contribution Percentage, each Employee who is eligible
                             under the terms of the Plan to make or
to have contributions made on his behalf is
                             treated as a Participant.  The
Contribution Percentage of an eligible Employee who
                             makes no Employee After-tax
Contribution and receives no Matching Contribution is
                             zero.

                             For purposes of determining the
Contribution Percentage of a Participant who is a
                             Highly Compensated Employee, the
Compensation of and all Employee Contributions and
                             Matching Contributions for the
Participant include, in accordance with the provisions
                             of Section 4.05(d), the Compensation
of and all Employee After-tax Contributions and
                             Matching Contributions for any Family
Member of the Participant.

                             The Contribution Percentage of a
Participant who is a Highly Compensated Employee for
                             the Plan Year and who is eligible to
make Employee After-tax Contributions or receive
                             an allocation of Matching
Contributions (including Elective Contributions and
                             Nonelective Contributions which are
treated as Employee or Matching Contributions for
                             purposes of the Contribution
Percentage Test) allocated to his accounts under two or
                             more plans which are sponsored by the
Employer will be determined as if the Employee
                             After-tax and Matching Contributions
were made under a single plan.  For purposes of
                             this paragraph, if a Highly
Compensated Employee participates in two or more such
                             plans which have different Plan Years,
all plans ending with or within the same
                             calendar year will be treated as a
single plan.

                         (5) ~uContribution Percentage Test~w
                             The Contribution Percentage Test is a
test applied on a Plan Year basis to determine
                             whether a plan meets the requirements
of Code Section 401(m).  The Contribution
                             Percentage Test may be met by either
satisfying the General Contribution Percentage
                             Test or the Alternative Contribution
Percentage Test.

                             The General Contribution Percentage
Test is satisfied if the Contribution Percentage
                             for the Highly Compensated Group does
not exceed 125% of the Contribution Percentage


                                                               4-4











                             for the Non-highly Compensated Group.


                             The Alternative Contribution
Percentage Test is satisfied if the Contribution
                             Percentage for the Highly Compensated
Group does not exceed the lesser of:

                                   o the Contribution Percentage
for the Non-highly Compensated Group
                                     plus 2 percentage points, or

                                   o the Contribution Percentage
for the Non-highly Compensated Group
                                     multiplied by 2.0.

                             If (i) one or more Highly Compensated
Employees of the Employer or any Related
                             Employer are eligible to participate
in both a Cash or Deferred Arrangement and a plan
                             which provides for Employee After-tax
Contributions or Matching Contributions, (ii)
                             the Deferral Percentage for the Highly
Compensated Group does not satisfy the General
                             Deferral Percentage Test, and (iii)
the Contribution Percentage for the Highly
                             Compensated Group does not satisfy the
General Contribution Percentage Test, then the
                             Contribution Percentage Test will be
deemed to be satisfied only if the sum of the
                             Deferral Percentage and the
Contribution Percentage for the Highly Compensated Group
                             does not exceed the Aggregate Limit.


                             The Plan will not fail to satisfy the
Contribution Percentage test merely because all
                             of the Eligible Employees under the
Plan for a Plan Year are Highly Compensated
                             Employees.

                         (6) ~uDeferral Percentage~w
                             Deferral Percentage means, for any
specified group, the average of the ratios
                             calculated (to the nearest
one-hundredth of one percent) separately for each
                             Participant in the group, of the
amount of Elective Contributions which are made on
                             behalf of each Participant for a Plan
Year to each Participant's Compensation for the
                             Plan Year.

                             For purposes of determining the
Deferral Percentage, each Employee who is eligible
                             under the terms of the Plan to have
contributions made on his behalf is treated as a
                             Participant.  The Deferral Percentage
of an eligible Employee who makes no Elective
                             Contribution is zero.

                             For purposes of determining the
Deferral Percentage of a Participant who is a Highly
                             Compensated Employee, the Compensation
of and Elective Contributions for the
                             Participant include, in accordance
with the provisions of Section 4.05(d), the
                             Compensation and all Elective
Contributions for any Family Member of the Participant.

                             The Deferral Percentage of a
Participant who is a Highly Compensated Employee for the
                             Plan Year and who is eligible to have
Elective Contributions (including Nonelective
                             Contributions or Matching
Contributions which are treated as Elective Contributions
                             for purposes of the Deferral
Percentage Test) allocated to his accounts under two or
                             more Cash or Deferred Arrangements
which are maintained by the Employer will be
                             determined as if the Elective
Contributions were made under a single Arrangement.  For
                             purposes of this paragraph, if a
Highly Compensated Employee participates in two or
                             more Cash or Deferred Arrangements
which have different Plan Years, all Cash or
                             Deferred Arrangements ending with or
within the same calendar year will be treated as
                             a single Arrangement.




                                                               4-5











                         (7) ~uDeferral Percentage Test~w
                             The Deferral Percentage Test is a test
applied on a Plan Year basis to determine
                             whether a plan meets the requirements
of Code Section 401(k).  The Deferral Percentage
                             Test may be met by either satisfying
the General Deferral Percentage Test or the
                             Alternative Deferral Percentage Test.


                             The General Deferral Percentage Test
is satisfied if the Deferral Percentage for the
                             Highly Compensated Group does not
exceed 125% of the Deferral Percentage for the
                             Non-highly Compensated Group.

                             The Alternative Deferral Percentage
Test is satisfied if the Deferral Percentage for
                             the Highly Compensated Group does not
exceed the lesser of:

                                   o the Deferral Percentage for
the Non-highly Compensated Group
                                     plus 2 percentage points, or

                                   o the Deferral Percentage for
the Non-highly Compensated Group
                                     multiplied by 2.0.

                             If (i) one or more Highly Compensated
Employees of the Employer or any Related
                             Employer are eligible to participate
in both a Cash or Deferred Arrangement and a plan
                             which provides for Employee After-tax
Contributions or Matching Contributions, (ii)
                             the Deferral Percentage for the Highly
Compensated Group does not satisfy the General
                             Deferral Percentage Test, and (iii)
the Contribution Percentage for the Highly
                             Compensated Group does not satisfy the
General Contribution Percentage Test, then the
                             Deferral Percentage Test will be
deemed to be satisfied only if the sum of the
                             Deferral Percentage and the
Contribution Percentage for the Highly Compensated Group
                             does not exceed the Aggregate Limit.


                             The Plan will not fail to satisfy the
Deferral Percentage test merely because all of
                             the Eligible Employees under the Plan
for a Plan Year are Highly Compensated
                             Employees.

                         (8) ~uElective Contribution~w
                             Elective Contribution means any
contribution made by the Employer to a Cash or
                             Deferred Arrangement on behalf of and
at the election of an Employee.  An Elective
                             Contribution will be taken into
account for a given Plan Year only if:

                                   o The Elective Contribution is
allocated to the Participant's
                                     Account as of a date within
the Plan Year to which it relates;

                                   o The allocation is not
contingent upon the Employee's
                                     participation in the Plan or
performance of services on any date
                                     after the allocation date;

                                   o The Elective Contribution is
actually paid to the trust no later
                                     than 12 months after the end
of the Plan Year to which the
                                     Elective Contribution relates;
and

                                   o The Elective Contribution
relates to Compensation which either
                                     (i) but for the Participant's
election to defer, would have been
                                     received by the Participant in
the Plan Year or (ii) is
                                     attributable to services
performed by the Participant in the
                                     Plan Year and, but for the
Participant's election to defer,


                                                        4-6











                                     would have been received by
the Participant within two and
                                     one-half months after the
close of the Plan Year.

                             Elective Contributions will be treated
as Employer Contributions for purposes of Code
                             Sections 401(a), 401(k), 402(a), 404,
409, 411, 412, 415, 416, and 417.

                         (9) ~uElective Deferral~w
                             Elective Deferral means the sum of the
following:

                                   o Any Elective Contribution to
any Cash or Deferred Arrangement to
                                     the extent it is not
includable in the Participant's gross
                                     income for the taxable year of
contribution;

                                   o Any employer contribution to
a simplified employee pension as
                                     defined in Code Section 408(k)
to the extent not includable in
                                     the Participant's gross income
for the taxable year of
                                     contribution;

                                   o Any employer contribution to
an annuity contract under Code
                                     Section 403(b) under a salary
reduction agreement to the extent
                                     not includable in the
Participant's gross income for the taxable
                                     year of contribution; plus

                                   o Any employee contribution
designated as deductible under a trust
                                     described in Code Section
501(c)(18) for the taxable year of
                                     contribution.

                        (10) ~uEligible Employee~w
                             Eligible Employee means an Employee
who is directly or indirectly eligible to make a
                             Cash or Deferred Election under the
Plan for all or a portion of the Plan Year.  An
                             Employee who is unable to make a Cash
or Deferred Election because the Employee has
                             not contributed to another plan is
also an Eligible Employee.  An Employee who would
                             be eligible to make Elective
Contributions but for a suspension due to a distribution,
                             a loan, or an election not to
participate in the Plan, is treated as an Eligible
                             Employee for purposes of Code Section
401(k)(3) and 401(m) for a Plan Year even though
                             the Employee may not make a Cash or
Deferred Election due to the suspension.  Also, an
                             Employee will not fail to be treated
as an Eligible Employee merely because the
                             employee may receive no additional
Annual Additions because of Code Section 415(c)(1)
                             or 415(e).

                        (11) ~uEmployee After-tax Contribution~w
                             Employee After-tax Contribution means
any contribution made by an Employee to any plan
                             maintained by the Employer or any
Related Employer which is other than an Elective
                             Contribution and which is designated
or treated at the time of contribution as an
                             after-tax contribution.  Employee
After-tax Contributions include amounts attributable
                             to Excess Contributions which are
recharacterized as Employee After-tax
                             Contributions.

                        (12) ~uExcess Contribution~w
                             Excess Contribution means, for each
member of the Highly Compensated Group, the amount
                             of Elective Contribution (including
any Qualified Nonelective Contributions and
                             Qualified Matching Contributions which
are treated as Elective Contributions) which
                             exceeds the maximum contribution which
could be made if the Deferral Percentage Test
                             were to be satisfied.


                                                               4-7












                        (13) ~uExcess Aggregate Contribution~w
                             Excess Aggregate Contribution means,
for each member of the Highly Compensated Group,
                             the amount of Employee After-tax and
Matching Contributions (including any Qualified
                             Nonelective Contributions and Elective
Contributions which are treated as Matching
                             Contributions) which exceeds the
maximum contribution which could be made if the
                             Contribution Percentage Test were to
be satisfied.

                        (14) ~uExcess Deferral~w
                             Excess Deferral means, for a given
calendar year, that amount by which each
                             Participant's total Elective Deferrals
under all plans of all employers exceed the
                             dollar limit in effect under Code
Section 402(g) for the calendar year.

                        (15) ~uMatching Contribution~w
                             Matching Contribution means any
contribution made by the Employer to any plan
                             maintained by the Employer or any
Related Employer which is based on an Elective
                             Contribution or an Employee After-tax
Contribution together with any forfeiture
                             allocated to the Participant's Account
on the basis of Elective Contributions,
                             Employee After-tax Contributions or
Matching Contributions.  A Matching Contribution
                             will be taken into account for a given
Plan Year only if:

                                   o The Matching Contribution is
allocated to a Participant's
                                     Account as of a date within
the Plan Year to which it relates;

                                   o The allocation is not
contingent upon the Employee's
                                     participation in the Plan or
performance of services on any date
                                     after the allocation date;

                                   o The Matching Contribution is
actually paid to the Trust no later
                                     than 12 months after the end
of the Plan Year to which the
                                     Matching Contribution relates;
and

                                   o The Matching Contribution is
based on an Elective or Employee
                                     After-tax Contribution for the
Plan Year.

                             Any contribution or allocation, other
than a Qualified Nonelective Contribution, which
                             is used to meet the minimum
contribution or benefit requirement of Code Section 416 is
                             not treated as being based on Elective
Contributions or Employee After-tax
                             Contributions and therefore is not
treated as a Matching Contribution.

                             Qualified Matching Contribution means
a Matching Contribution which is 100% vested and
                             may be withdrawn or distributed only
under the conditions described in Treasury
                             Regulation 1.401(k)-1(d).

                        (16) ~uNonelective Contribution~w
                             Nonelective Contribution means any
Employer Contribution, other than a Matching
                             Contribution, which meets all of the
following requirements:

                                   o The Nonelective Contribution
is allocated to a Participant's
                                     Account as of a date within
the Plan Year to which it relates;

                                   o The allocation is not
contingent upon the Employee's
                                     participation in the Plan or
performance of services on any date
                                     after the allocation date;


                                                        4-8












                                   o The Nonelective Contribution
is actually paid to the Trust no
                                     later than 12 months after the
end of the Plan Year to which the
                                     Nonelective Contribution
relates; and

                                   o The Employee may not elect to
have the Nonelective Contribution
                                     paid in cash in lieu of being
contributed to the Plan.

                             Qualified Nonelective Contribution
means a Nonelective Contribution which is 100%
                             vested and may be withdrawn or
distributed only under the conditions described in
                             Treasury Regulation 1.401(k)-1(d).

                     (b) ~uApplication of Deferral Percentage
Test~w
                         All Elective Contributions, including any
Elective Contributions which are treated as
                         Employee After-tax or Matching
Contributions with respect to the Contribution Percentage
                         Test, must satisfy the Deferral Percentage
Test.  Furthermore, any Elective Contributions
                         which are not treated as Employee
After-tax or Matching Contributions with respect to the
                         Contribution Percentage Test must satisfy
the Deferral Percentage Test.  The Plan
                         Administrator will determine as soon as
administratively feasible after the end of the
                         Plan Year whether the Deferral Percentage
Test has been satisfied.  If the Deferral
                         Percentage Test is not satisfied, the
Employer may elect to make an additional
                         contribution to the Plan on account of the
Non-highly Compensated Group.  The additional
                         contribution will be treated as a
Nonelective Contribution.

                         If the Deferral Percentage Test is not
satisfied after any Nonelective Contributions, the
                         Plan Administrator may, in its sole
discretion, recharacterize all or any portion of the
                         Excess Contribution of each Highly
Compensated Employee as an Employee After-tax
                         Contribution if Employee After-tax
Contributions are otherwise allowed by the Plan.  If
                         so, the Plan Administrator will notify all
affected Participants and the Internal Revenue
                         Service of the amount recharacterized no
later than the 15th day of the third month
                         following the end of the Plan Year in
which the Excess Contribution was made.  Excess
                         Contributions will be includable in the
Participant's gross income on the earliest date
                         any Elective Contribution made on behalf
of the Participant during the Plan Year would
                         have been received by the Participant had
the Participant elected to receive the amount in
                         cash.  Recharacterized Excess
Contributions will continue to be treated as Employer
                         Contributions that are Elective
Contributions for all other purposes under the Code,
                         including Code Sections 401(a) (other than
401(a)(4) and 401(m)), 404, 409, 411, 412, 415,
                         416, 417 and 401(k)(2).  With respect to
the Plan Year for which the Excess Contribution
                         was made, the Plan Administrator will
treat the recharacterized amount as an Employee
                         After-tax Contribution for purposes of the
Deferral Percentage Test and the Contribution
                         Percentage Test and for purposes of
determining whether the Plan meets the requirements of
                         Code Section 401(a)(4), but not for any
other purposes under this Plan.  Therefore,
                         recharacterized amounts will remain
subject to the nonforfeiture requirements and
                         distribution limitations which apply to
Elective Contributions.

                         If the Deferral Percentage Test is still
not satisfied, then after the close of the Plan
                         Year in which the Excess Contribution
arose but within 12 months after the close of that
                         Plan Year, the Plan Administrator will
distribute the Excess Contributions, together with
                         allocable income, to the affected
Participants of the Highly Compensated Group to the
                         extent necessary to satisfy the Deferral
Percentage Test.  Failure to do so will cause the
                         Plan to not satisfy the requirements of
Code Section 401(a)(4) for the Plan Year for which
                         the Excess Contribution was made and for
all subsequent Plan Years for which the Excess
                         Contribution remains uncorrected.



                                                               4-9











                         The amount of Excess Contribution to be
distributed to a Highly Compensated Employee for a
                         Plan Year will be reduced by any Excess
Deferrals previously distributed to the
                         Participant for the calendar year ending
with or within the Plan Year in accordance with
                         Code Section 402(g)(2).

                         Excess Contributions will be treated as
Employer Contributions for purposes of Code
                         Sections 404 and 415 even if distributed
from the Plan.

                     (c) ~uApplication of Contribution Percentage
Test~w
                         Employee After-tax Contributions and
Matching Contributions, disregarding any Matching
                         Contributions which are treated as
Elective Contributions with respect to the Deferral
                         Percentage Test, must satisfy the
Contribution Percentage Test.  The Plan Administrator
                         will determine as soon as administratively
feasible after the end of the Plan Year whether
                         the Contribution Test has been satisfied.
If the Contribution Percentage Test is not
                         satisfied, the Employer may elect to make
an additional contribution to the Plan for the
                         benefit of the Non-Highly Compensated
Group.  The additional contribution will be treated
                         as a Nonelective Contribution.

                         If the Contribution Percentage Test is
still not satisfied, then after the close of the
                         Plan Year in which the Excess Aggregate
Contribution arose but within 12 months after the
                         close of that Plan Year, the Plan
Administrator will distribute (or forfeit, to the extent
                         not vested) the Excess Aggregate
Contributions, together with allocable income, to the
                         affected Participants of the Highly
Compensated Group to the extent necessary to satisfy
                         the Contribution Percentage Test.  Failure
to do so will cause the Plan to not satisfy the
                         requirements of Code Section 401(a)(4) for
the Plan Year for which the Excess Aggregate
                         Contribution was made and for all
subsequent Plan Years for which the Excess Aggregate
                         Contribution remains uncorrected.

                         The determination of any Excess Aggregate
Contributions will be made after the
                         recharacterization of any Excess
Contributions as Employee After-tax Contributions.

                         Excess Aggregate Contributions, including
forfeited Matching Contributions, will be
                         treated as Employer Contributions for
purposes of Code Sections 404 and 415 even if they
                         are distributed from the Plan.

                         Forfeited Matching Contributions that are
reallocated to the Accounts of other
                         Participants are treated as Annual
Additions under Code Section 415 for the Participant
                         whose Accounts they are reallocated to and
for the Participants from whose Accounts they
                         are forfeited.

                     (d) ~uFamily Aggregation~w
                         The Deferral Percentage or the
Contribution Percentage (the "Relevant Percentage") for any
                         Highly Compensated Employee who is subject
to the family aggregation rules of Section
                         1.18(c) will be determined by combining
the Elective Contributions, Employee After-tax
                         Contributions, Matching Contribution,
amounts treated as Elective or Matching
                         Contributions and Compensation of all the
eligible Family Members.

                         The determination and correction of Excess
Contributions and Excess Aggregate
                         Contributions of a Highly Compensated
Employee whose Relevant Percentage is determined
                         under the family aggregation rules is
accomplished by reducing the Relevant Percentage as
                         provided for in Sections 4.05(b) and
4.05(c) and Excess Contributions or Excess Aggregate
                         Contributions for the family group are
allocated among the Family Members whose
                         contributions were combined to determine
the Relevant Percentage in proportion to the
                         Elective Contributions or Nonelective and
Matching Contributions of each Family Member.


                                                               4-10












                         For all purposes under this Section, the
contributions and compensation of eligible Family
                         Members who are not Highly Compensated
Employees without regard to family aggregation are
                         disregarded when determining the Relevant
Percentage for the Non-highly Compensated
                         Group.

                     (e) ~uReduction of Excess Amounts~w
                         The total Excess Contribution or total
Excess Aggregate Contribution will be reduced in a
                         manner so that the Deferral Percentage or
the Contribution Percentage (Relevant
                         Percentage) of the affected Participant(s)
with the highest Relevant Percentage will first
                         be lowered to a point not less than the
level of the affected Participant(s) with the next
                         highest Relevant Percentage.  If further
overall reductions are required to satisfy the
                         relevant test, each of the above
Participants' (or groups of Participants') Relevant
                         Percentage will be lowered to a point not
less than the level of the affected
                         Participant(s) with the next highest
Relevant Percentage, and so on continuing until
                         sufficient total reductions have occurred
to achieve satisfaction of the relevant test.

                     (f) ~uPriority of Reductions~w
                         The Plan Administrator will determine the
method and order of correcting Excess
                         Contributions and Excess Aggregate
Contributions.  The method of correcting Excess
                         Contributions and Excess Aggregate
Contributions must meet the requirements of Code
                         Section 401(a)(4).  The determination of
whether a rate of Matching Contribution
                         discriminates under Code Section 401(a)(4)
will be made after making any corrective
                         distributions of Excess Deferrals, Excess
Contributions and Excess Aggregate
                         Contributions.

                         Excess Aggregate Contributions (and any
attributable income) will be corrected first, by
                         distributing any excess Employee After-tax
Contributions (and any attributable income);
                         then by distributing vested excess
Matching Contributions (and any attributable income);
                         and finally, by forfeiting or distributing
non-vested Matching Contributions (and any
                         attributable income).  The Plan will not
distribute Employee After-tax Contributions while
                         the Matching Contributions based upon
those Employee After-tax Contributions remain
                         allocated.

                     (g) ~uIncome~w
                         The income allocable to any Excess
Contribution made to a given Account for a given Plan
                         Year will be equal to the total income
allocated to the Account for the Plan Year,
                         multiplied by a fraction, the numerator of
which is the amount of the Excess Contribution
                         and the denominator of which is equal to
the sum of the balance of the Account at the
                         beginning of the Plan Year plus the
Participant's Elective Contributions and amounts
                         treated as Elective Contributions for the
Plan Year.

                         The income allocable to any Excess
Aggregate Contribution made to a given Account for a
                         given Plan Year will be equal to the total
income allocated to the Account for the Plan
                         Year, multiplied by a fraction, the
numerator of which is the amount of the Excess
                         Aggregate Contribution and the denominator
of which is equal to the sum of the balance of
                         the Account at the beginning of the Plan
Year plus the Participant's Employee After-tax
                         and Matching Contributions and amounts
treated as Employee After-tax and Matching
                         Contributions for the Plan Year.

                         Notwithstanding the foregoing, the Plan
may use any reasonable method for computing the
                         income allocable to any Excess
Contribution or Excess Aggregate Contribution provided the
                         method does not violate Code Section
401(a)(4), is used consistently for all corrective
                         distributions under the Plan for the Plan
Year, and is used by the Plan for allocating


                                                               4-11











                         income to the Participants' Accounts.

                         Income includes all earnings and
appreciation, including interest, dividends, rents,
                         royalties, gains from the sale of
property, and appreciation in the value of stocks,
                         bonds, annuity and life insurance
contracts and other property, regardless of whether the
                         appreciation has been realized.

                     (h) ~uTreatment as Elective Contributions~w
                         The Plan Administrator may, in its
discretion, treat all or any portion of Qualified
                         Nonelective Contributions or Qualified
Matching Contributions or both, whether to this
                         Plan or to any other qualified plan which
has the same Plan Year and is maintained by the
                         Employer or a Related Employer, as
Elective Contributions for purposes of satisfying the
                         Deferral Percentage Test if they meet all
of the following requirements:

                           o All Nonelective Contributions,
including the Qualified Nonelective Contributions
                             treated as Elective Contributions for
purposes of the Deferral Percentage Test,
                             satisfy the requirements of Code
Section 401(a)(4);

                           o Any Nonelective Contributions which
are not treated as Elective Contributions for
                             purposes of the Deferral Percentage
Test or as Matching Contributions for purposes
                             of the Contribution Percentage Test
satisfy the requirements of Code Section
                             401(a)(4);

                           o The Qualified Matching Contributions
which are treated as Elective Contributions for
                             purposes of the Deferral Percentage
Test are not taken into account in determining
                             whether any Employee After-tax
Contributions or other Matching Contributions satisfy
                             the Contribution Percentage Test;

                           o Any Matching Contributions which are
not treated as Elective Contributions for
                             purposes of the Deferral Percentage
Test satisfy the requirements of Code Section
                             401(m); and

                           o The plan which includes the Cash or
Deferred Arrangement and the plan or plans to
                             which the Qualified Nonelective
Contributions and Qualified Matching Contributions
                             are made could be aggregated for
purposes of Code Section 410(b).

                     (i) ~uTreatment as Matching Contributions~w
                         The Plan Administrator may, in its
discretion, treat all or any portion of Qualified
                         Nonelective Contributions or Elective
Contributions or both, whether to this Plan or to
                         any other qualified plan which has the
same Plan Year and is maintained by the Employer or
                         a Related Employer, as Matching
Contributions for purposes of satisfying the Contribution
                         Percentage Test if they meet all of the
following requirements:

                           o All Nonelective Contributions,
including the Qualified Nonelective Contributions
                             treated as Matching Contributions for
purposes of the Contribution Percentage Test,
                             satisfy the requirements of Code
Section 401(a)(4);

                           o Any Nonelective Contributions which
are not treated as Elective Contributions for
                             purposes of the Deferral Percentage
Test or as Matching Contributions for purposes
                             of the Contribution Percentage Test
satisfy the requirements of Code Section
                             401(a)(4);

                           o The Elective Contributions which are
treated as Matching Contributions for purposes
                             of the Contribution Percentage Test
are not taken into account in determining


                                                              4-12











                             whether any other Elective
Contributions satisfy the Deferral Percentage Test;

                           o The Qualified Nonelective
Contributions and Elective Contributions which are treated
                             as Matching Contributions for purposes
of the Contribution Percentage Test are not
                             taken into account in determining
whether any other contributions or benefits
                             satisfy Code Section 401(a); and

                           o All Elective Contributions, including
those treated as Matching Contributions for
                             purposes of the Contribution
Percentage Test, satisfy the requirements of Code
                             Section 401(k)(3); and

                           o The plan that takes Qualified
Nonelective Contributions and Elective Contributions
                             into account in determining whether
Employee After-tax and Matching Contributions
                             satisfy the requirements of Code
Section 401(m)(2)(A) and the plan or plans to which
                             the Qualified Nonelective
Contributions and Elective Contributions are made could be
                             aggregated for purposes of Code
Section 410(b).

                     (j) ~uAggregation of Plans~w
                         If the Employer or a Related Employer
sponsors one or more other plans which include a
                         Cash or Deferred Arrangement, the Employer
may elect to treat any two or more of such
                         plans as an aggregated single plan for
purposes of satisfying Code Sections 401(a)(4),
                         401(k) and 410(b).  The Cash of Deferred
Arrangements included in such aggregated plans
                         will be treated as a single Arrangement
for purposes of this Section.  However, only those
                         plans that have the same plan year may be
so aggregated.

                         If the Employer or a Related Employer
sponsors one or more other plans to which Employee
                         After-tax Contributions or Matching
Contributions are made, the Employer may elect to
                         treat any two or more of such plans as an
aggregated single plan for purposes of
                         satisfying Code Sections 401(a)(4), 401(m)
and 410(b).  However, only those plans that
                         have the same plan year may be so
aggregated.

                         Any such aggregation must be made in
accordance with Treasury Regulation
                         1.401(k)-1(b)(3).  For example,
contributions and allocations under the portion of a plan
                         described in Code Section 4975(e)(7) (an
ESOP) may not be aggregated with the portion of a
                         plan not described in Code Section
4975(e)(7) (a non-ESOP) for purposes of determining
                         whether the ESOP or non-ESOP satisfies the
requirements of Code Sections 401(a)(4),
                         401(k), 401(m) and 410(b).

                         Plans that could be aggregated under Code
Section 410(b) but that are not actually
                         aggregated for a Plan Year for purposes of
Code Section 410(b) may not be aggregated for
                         purposes of Code Sections 401(k) and
401(m).















                                                               4-13












~bARTICLE 5

                                                       RETIREMENT
BENEFITS~p


               5.01  ~uValuation of Accounts~w
                     For purposes of this Article, the value of a Participant's Accrued Benefit will be determined as of the Valuation Date immediately preceding the date that benefits are to be distributed.

               5.02  ~uNormal Retirement~w
                     After an Active Participant reaches his Normal Retirement Date, he may elect to retire. Upon such retirement he will become a Retired
Participant and his Accrued Benefit will become
                     distributable to him. A Participant's Accrued Benefit will become nonforfeitable no later than the date upon which he attains his Normal Retirement Age. The form and timing of benefit payment will be governed by the provisions of
Section 5.05.

               5.03  ~uDisability Retirement~w
                     In the event of a Participant's termination due to Disability, he will be entitled to begin to receive a distribution of his Accrued Benefit which will become nonforfeitable as of his date of termination.  The form and timing of
benefit payment will be governed by the provisions of
                     Section 5.05.

                     Disability means the determination by the Plan Administrator that a Participant is unable by reason of any medically determinable physical or mental impairment to perform the usual duties of his employment or of any other employment for which he is reasonably qualified based upon his education, training and experience.

               5.04  ~uTermination of Employment~w

                     (a) ~uIn General~w
                         If a Participant's employment terminates
for any reason other than retirement, death, or
                         disability, his Accrued Benefit will
become distributable to him as of the last day of the
                         month which coincides with or next follows
the last date upon which any contributions on
                         the Participant's behalf are made to the
Trust following the Participant's date of
                         termination of employment (or as of such
earlier date as determined by the Plan
                         Administrator in a uniform and
nondiscriminatory manner).  The form and timing of benefit
                         payment will be governed by the provisions
of Section 5.05.

                     (b) ~uCash-Out Distribution~w
                         If a Participant terminates employment and
receives a distribution equal to the Vested
                         Percentage of his Matching Account, a
Cash-Out Distribution will be deemed to have
                         occurred if the following conditions are
met:

                         (1) The Participant was less than 100%
vested in his Matching Account; and

                         (2) The entire distribution is made before
the last day of the second Plan Year following
                             the Plan Year in which the Participant
terminated employment.

                     (c) ~uRestoration of Matching Account~w
                         If, following the date of a Cash-Out
Distribution, a Participant returns to an Eligible
                         Employee Classification prior to incurring
5 consecutive One Year Breaks-in-Service, then
                         the Participant will have the right to
repay to the Trustee, within 5 years after his
                         return date, the portion of the Cash-Out
Distribution which was attributable to his
                         Matching Account in order to restore such
Account to its value as of the date of the


                                                               5-1











                         Cash-Out Distribution.

                         The Plan Administrator will restore an
eligible Participant's Matching Account as of the
                         Accounting Date coincident with or
immediately following the complete repayment of the
                         Cash-Out Distribution.  To restore the
Participant's Matching Account, the Plan
                         Administrator, to the extent necessary,
will, under rules and guidelines applied in a
                         uniform and nondiscriminatory manner,
first allocate to the Participant's Matching Account
                         the amount, if any, of Forfeitures which
would otherwise be allocated under Article 3.  To
                         the extent such forfeitures for a
particular Accounting Period are insufficient to enable
                         the Plan Administrator to make the
required restoration, the Employer will contribute such
                         additional amount as is necessary to
enable the Plan Administrator to make the required
                         restoration.  The Plan Administrator will
not take into account the allocation under this
                         Section in applying the limitation on
allocations under Article 7.

                     (d) ~uNon-Vested Participant~w
                         If a Participant who is zero percent
vested in his Matching Account terminates employment,
                         a Cash-Out Distribution will be deemed to
have occurred as of the Participant's date of
                         termination of employment.

                         If the Participant subsequently returns to
an Eligible Employee Classification prior to
                         incurring five consecutive One Year
Breaks-in-Service, then the Participant will
                         immediately become entitled to a complete
restoration of his Matching Account as of the
                         Accounting Date coincident with or next
following his date of re-employment.  Such
                         restoration will be made in accordance
with the provisions of Section 5.04(c).

               5.05  ~uForm of Benefit Payment~w
                     Subject to the provisions of Section 5.06, the Plan Administrator will direct the Trustee to make the payment of any benefit provided under this Plan upon the event giving rise to such benefit within 60 days following the receipt of a Participant's written request for the payment of benefits on a form provided by the Plan Administrator. The Plan Administrator may
                     temporarily suspend such processing in the event of unusual or extraordinary circumstances such as the conversion of Plan records from one recordkeeper to another.

                     The form of benefit will be a lump sum
payment, unless the Participant elects a direct
                     transfer pursuant to Section 5.07.

                     If a Participant's Vested Accrued Benefit is in excess of $3,500, any payment of benefits prior to the Participant's Normal Retirement
Date will be subject to the Participant's written
                     consent.  If the value of his Vested Accrued
Benefit at the time of any distribution exceeds
                     $3,500, the value of his Vested Accrued
Benefit at any later time will be deemed to also
                     exceed $3,500.

               5.06  ~uCommencement of Benefit~w
                     Subject to the provisions of this Article, commencement of a benefit will, unless the
                     Participant elects otherwise in writing, begin not later than the 60th day after the later of the close of the Plan Year in which the
Participant attains Normal Retirement Age or the close
                     of the Plan Year which contains the date the Participant terminates his service with the
                     Employer.

                     Payment of a Participant's benefits must begin no later than his Required Beginning Date.

                     All distributions required under this Section will be determined and made in accordance with the regulations issued under Code Section
401(a)(9), including those dealing with minimum
                     distribution requirements. Notwithstanding the provisions of Section 5.05, an Active


                                                               5-2











                     Participant who has reached his Required
Beginning Date will receive an annual distribution of
                     his Accrued Benefit equal to the minimun required distribution determined under Code Section
                     401(a)(9).

                     For purposes of this Section, life expectancy and joint and last survivor expectancy are to be computed by the use of the return multiples contained in Section 1.72-9 of the Income Tax
                     Regulations.

                     If the Participant dies after distribution of his interest has begun, the remaining portion of the interest will continue to be distributed at least as rapidly as under the method of distribution being used before the
Participant's death.

               5.07  ~uDirected Transfer of Eligible Rollover
Distributions~w

                     (a) ~uGeneral~w
                         This Section applies to distributions made
on or after January 1, 1993.  Notwithstanding
                         any provision of the Plan to the contrary
that would otherwise limit a Distributee's
                         election under this Section, a Distributee
may elect, at the time and in the manner
                         prescribed by the Plan Administrator, to
have any portion of an Eligible Rollover
                         Distribution paid directly to an Eligible
Retirement Plan specified by the Distributee in
                         a Direct Rollover.

                     (b) ~uEligible Rollover Distribution~w
                         An Eligible Rollover Distribution is any
distribution of all or any portion of the balance
                         to the credit of the Distributee, except
that an Eligible Rollover Distribution does not
                         include: any distribution that is one of
a series of substantially equal periodic payments
                         (not less frequently than annually) made
for the life (or life expectancy) of the
                         Distributee or the joint lives (or joint
life expectancies) of the Distributee and the
                         Distributee's designated beneficiary, or
for a specified period of ten years or more; any
                         distribution to the extent such
distribution is required under section 401(a)(9) of the
                         Code; and the portion of any distribution
that is not includible in gross income
                         (determined without regard to the
exclusion for net unrealized appreciation with respect
                         to employer securities).

                     (c) ~uEligible Retirement Plan~w
                         An Eligible Retirement Plan is an
individual retirement account described in section
                         408(a) of the Code, an individual
retirement annuity described in section 408(b) of the
                         Code, or a qualified trust described in
section 401(a) of the Code, that accepts the
                         Distributee's Eligible Rollover
Distribution.  However, in the case of an Eligible
                         Rollover Distribution to the surviving
spouse, an Eligible Retirement Plan is an
                         individual retirement account or
individual retirement annuity.

                     (d) ~uDistributee~w
                         A Distributee includes an Employee or
Former Employee.  In addition, the Employee's or
                         Former Employee's surviving spouse and the
Employee's or Former Employee's spouse or
                         former spouse who is the alternate payee
under a qualified domestic relations order, as
                         defined in section 414(p) of the Code, are
Distributees with regard to the interest of the
                         spouse or former spouse.

                     (e) ~uDirect Rollover~w
                         A Direct Rollover is a payment by the Plan
to the Eligible Retirement Plan specified by
                         the Distributee.




                                                               5-3











                     (f) ~uWaiver of 30-Day Notice~w
                         If a distribution is one to which Code
Sections 401(a)(11) and 417 do not apply, such
                         distribution may commence less than 30
days after the notice required under Section
                         1.411(a)-11(c) of the Income Tax
Regulations is given, provided that:

                           o the Plan Administrator clearly informs
the Participant that the Participant has
                             a right to a period of at least 30
days after receiving the notice to consider
                             the decision of whether or not to
elect a distribution (and, if applicable, a
                             particular distribution option); and

                           o the Participant, after receiving the
notice, affirmatively elects to receive a
                             distribution.












































                                                               5-4












~bARTICLE 6

                                                          DEATH
BENEFIT~p


               6.01  ~uValuation of Accounts~w
                     For purposes of this Article, the value of a Participant's Accrued Benefit will be determined as of the Valuation Date immediately preceding the date that benefits are to be distributed.

               6.02  ~uDeath Benefit~w
                     In the event of the death of a Participant prior to the date on which he receives a complete distribution of his benefit under the Plan, the Participant's Beneficiary will be entitled to receive the value of the Participant's Accrued
Benefit.

               6.03  ~uDesignation of Beneficiary~w
                     Each Participant will be given the opportunity to designate a Beneficiary or Beneficiaries, and from time to time the Participant may file with the Plan Administrator a new or revised designation on the form provided by the Plan
Administrator.  If a Participant is married, any
                     designation of a Beneficiary other than the Participant's spouse must be consented to by the
                     Participant's spouse pursuant to a Qualified
Election.

                     If a Participant dies without designating a Beneficiary, or if the Participant is predeceased by all designated Beneficiaries and contingent Beneficiaries, the Plan Administrator will distribute all benefits which are payable in the event of the Participant's death in the following manner and to the first of the following (who are listed in order of priority) who survive the Participant by at least 30 days:

                        o All to the Participant's Surviving
Spouse;

                        o Equally among the then living children of the Participant (by birth or adoption);

                        o Among the Participant's then living
lineal descendants, by right of representation; or

                        o The Participant's estate.






















                                                               6-1












~bARTICLE 7

                                                     LIMITATIONS ON
BENEFITS~p


               7.01  ~uLimitation on Annual Additions~w
                     The amount of the Annual Addition which may be allocated under this Plan to any Participant's
                     Account as of any Allocation Date will not exceed the Defined Contribution Limit (based upon his Aggregate Compensation up to such
Valuation Date) reduced by the sum of any allocations of
                     annual additions made to Participant's
Accounts under this Plan as of any preceding Allocation
                     Date within the Limitation Year.

                     If the Annual Addition under this Plan on behalf of a Participant is to be reduced as of any
                     Allocation Date as a result of the next
preceding paragraph, the reduction will be, to the
                     extent required, effected by first reducing
Participant contributions (which increase the
                     annual addition), then Forfeitures (if any), and then Employer contributions to be allocated under this Plan on behalf of the Participant as of the Allocation Date.

                     Any necessary reduction will be made as
follows:

                     (a) The amount of the reduction consisting of nondeductible Participant contributions will be paid to the Participant as soon as
administratively feasible.

                     (b) The amount of the reduction consisting of any other Participant contributions will be paid to the Participant as soon as
administratively feasible.

                     (c) The amount of the reduction consisting of Forfeitures will be allocated and reallocated to other Accounts in accordance with the Plan
formula for allocating Forfeitures to the
                         extent that such allocations do not cause
the additions to any other Participant's
                         Accounts to exceed the lesser of the
Defined Contribution Limit or any other limitation
                         provided in the Plan.

                     (d) The amount of the reduction consisting of Employer contributions will be allocated and reallocated to other Accounts in
accordance with the Plan formula for Employer
                         Contributions to the extent that such
allocations do not cause the additions to any other
                         Participant's Accounts to exceed the
lesser of the Defined Contribution Limit or any other
                         limitation provided in the Plan.

                     (e) To the extent that the reductions
described in paragraph (d) cannot be allocated to other
                         Participant's Accounts, the reductions
will be allocated to a suspense account as
                         Forfeitures and held therein until the
next succeeding Allocation Date on which
                         Forfeitures could be applied under the
provisions of the Plan.  All amounts held in a
                         suspense account must be applied as
Forfeitures before any additional contributions, which
                         would constitute annual additions, may be
made to the Plan.  If the Plan terminates, the
                         suspense account will revert to the
Employer to the extent it may not be allocated to any
                         Participant's Accounts.

                     (f) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, it will not participate in
the allocation of the Trust Fund's investment
                         gains and losses.






                                                               7-1











               7.02  ~uWhere Employer Maintains Another Qualified
Plan~w

                     (a) ~uWhere Employer Maintains Another
Qualified Defined Contribution Plan~w
                         If the Employer maintains this Plan and
one or more other qualified defined contribution
                         plans, one or more welfare benefit funds
(as defined in Code Section 419(e)), or one or
                         more individual medical accounts (as
defined in Code Section 415(l)(2)), all of which are
                         referred to in this Article 7 as
"qualified defined contribution plans", the annual
                         additions allocated under this Plan to any
Participant's Accounts will be limited in
                         accordance with the allocation provisions
of this Section 7.02(a).

                         The amount of the Annual Additions which
may be allocated under this Plan to any
                         Participant's Accounts as of any
Allocation Date will not exceed the Defined Contribution
                         Limit (based upon Aggregate Compensation
up to the allocation date) reduced by the sum of
                         any allocations of Annual Additions made
to the Participant's Accounts under this Plan and
                         any other qualified defined contribution
plans maintained by the Employer as of any
                         earlier Allocation Date within the
Limitation Year.

                         If a Allocation Date of this Plan
coincides with a Allocation Date of any other plan
                         described in the above paragraph, the
amount of Annual Additions to be allocated on behalf
                         of a Participant under this Plan as of
such date will be an amount equal to the product of
                         the amount described in the next preceding
paragraph multiplied by a fraction (not to
                         exceed 1.0), the numerator of which is the
amount to be allocated under this Plan without
                         regard to this Article during the
Limitation Year and the denominator of which is the
                         amount that would otherwise be allocated
on this Allocation Date under all plans without
                         regard to this Article 7.

                         If the Annual Addition under this Plan on
behalf of a Participant is to be reduced as of
                         any Allocation Date as a result of the
next preceding two paragraphs, the reduction will
                         be, to the extent required, effected by
first reducing Participant contributions (which
                         increase the annual addition), then
Forfeitures (if any), and then any Employer
                         contributions, to be allocated under this
Plan on behalf of the Participant as of the
                         Allocation Date.

                         If as a result of the first four
paragraphs of this Section 7.02 the allocation of
                         additions is reduced, the reduction will
be treated in the manner described in the third
                         paragraph of Section 7.01.

                     (b) ~uWhere Employer Maintains a Qualified
Defined Benefit Plan~w

                         (1) ~uIn General~w
                             If the Employer maintains (or has ever
maintained), in addition to this Plan, one or
                             more qualified defined benefit plans,
then for any Limitation Year, the sum of the
                             Defined Benefit Plan Fraction and the
Defined Contribution Plan Fraction will not
                             exceed 1.0.  If, in any Limitation
Year, the sum of the Defined Benefit Plan Fraction
                             and the Defined Contribution Plan
Fraction for a Participant would exceed 1.0 without
                             adjustment to the amount of the annual
benefit that can be paid to the Participant
                             under the defined benefit plan, then
the amount of annual benefit that would otherwise
                             be paid to the Participant under the
defined benefit plan will be reduced to the
                             extent necessary to reduce the sum of
the Defined Benefit Plan Fraction and the
                             Defined Contribution Plan Fraction for
the Participant to 1.0.

                         (2) ~uTransition Rule under TRA '86~w
                             If a plan was in existence on May 6,
1986, the numerator of the Defined Contribution
                             Plan Fraction will be reduced (to not
less than zero) as prescribed by the Secretary


                                                               7-2











                             of the Treasury by subtracting the
amount required to decrease the sum of the Defined
                             Contribution Plan Fraction plus the
Defined Benefit Plan Fraction to 1.0.  Such amount
                             is determined (as of the first day of
the first Limitation Year beginning on or after
                             January 1, 1987) as the product of:

                             (A) The amount by which, without this
adjustment, the sum of the Defined Contribution
                                 Plan Fraction plus the Defined
Benefit Plan Fraction exceeds 1.0, multiplied by

                             (B) The denominator of the Defined
Contribution Plan Fraction, as computed through the
                                 last Limitation Year beginning
before January 1, 1987, disregarding any changes in
                                 the terms and conditions of the
plan after May 5, 1986.

                             This subparagraph applies only if the
defined benefit plans individually and in the
                             aggregate satisfied the requirements
of Code Section 415 for all Limitation Years
                             beginning before January 1, 1987.

                         (3) ~uTransition Rule under TEFRA~w
                             In the case of a plan which met the
limitation of Section 415 of the Code for the last
                             Limitation Year beginning before
January 1, 1983, the numerator of the Defined
                             Contribution Plan Fraction will be
reduced (to not less than zero) as prescribed by
                             the Secretary of the Treasury by
subtracting the amount required to decrease the sum
                             of the Defined Contribution Plan
Fraction plus the Defined Benefit Plan Fraction to
                             1.0.  Such amount is determined (as of
the first day of the first Limitation Year
                             beginning on or after January 1, 1983)
as the product of:

                             (A) The amount by which, without this
adjustment, the sum of the Defined Contribution
                                 Plan Fraction plus the Defined
Benefit Plan Fraction exceeds 1.0, multiplied by

                             (B) The denominator of the Defined
Contribution Plan Fraction, as computed through the
                                 last Limitation Year beginning
before January 1, 1983.

               7.03  ~uDefinitions Applicable to Article 7~w

                     (a) ~uAggregate Compensation~w
                         Aggregate Compensation means a
Participant's earned income, wages, salaries, and fees for
                         professional services, and other amounts
received for personal services actually rendered
                         in the course of employment with the
employer maintaining the plan (including, but not
                         limited to, commissions paid to salesmen,
compensation for services on the basis of a
                         percentage of profits, commissions on
insurance premiums, tips and bonuses), and excluding
                         the following:

                           o Employer contributions to a plan of
deferred compensation which are not included in
                             the employee's gross income for the
taxable year in which contributed or employer
                             contributions under a simplified
employee pension plan to the extent the
                             contributions are deductible by the
employee, or any distributions from a plan of
                             deferred compensation;

                           o Amounts realized from the exercise of
a nonqualified stock option, or when
                             restricted stock (or property) held by
the employee either becomes freely
                             transferable or is no longer subject
to a substantial risk of forfeiture;

                           o Amounts realized from the sale,
exchange or other disposition of stock acquired
                             under a qualified stock option; and



                                                              7-3











                           o Other amounts which received special
tax benefits, or contributions made by the
                             employer (whether or not under a
salary reduction agreement) toward the purchase of
                             an annuity described in Code Section
403(b) (whether or not the amounts are actually
                             excludable from the gross income of
the employee).

                         Aggregate Compensation excludes any
amounts contributed by the Employer or any Related
                         Employer on behalf of any Employee
pursuant to a salary reduction agreement which are not
                         includable in the gross income of the
Employee due to Code Section 125, 402(e)(3), 402(h)
                         or 403(b).

                         Aggregate Compensation in excess of the
Statutory Compensation Limit is disregarded.

                         Aggregate Compensation for any Limitation
Year is the Aggregate Compensation actually paid
                         or includable in gross income in such
year.

                     (b) ~uAllocation Date~w
                         Allocation Date means the date with
respect to which all or a portion of employer
                         contributions, employee contributions or
forfeitures or both are allocated to participant
                         accounts under a defined contribution
plan.

                     (c) ~uAnnual Additions~w
                         For Plan Years beginning after December
31, 1986, Annual Additions are the sum of the
                         following amounts allocated to any defined
contribution plan maintained by the Employer
                         (including voluntary contributions to any
defined benefit plan maintained by the Employer)
                         on behalf of a Participant for a
Limitation Year:

                           o All Employee and Employer
contributions;

                           o All reallocated forfeitures;

                           o Amounts allocated after March 31,
1984, to an individual medical account, as defined
                             in Code Section 415(l)(2) which is
part of a pension or annuity plan maintained by
                             the Employer, and amounts derived from
contributions paid or accrued after December
                             31, 1985, in taxable years ending
after that date, which are attributable to
                             post-retirement medical benefits
required by Code Section 401(h)(6) to be allocated
                             to the separate account of a Key
Employee under a welfare benefit plan (as defined
                             in Code Section 419(e)) maintained by
the Employer.

                         Contributions or forfeitures will be
treated as Annual Additions regardless of whether
                         they constitute Excess Deferrals, Excess
Contributions or Excess Aggregate Contributions
                         within the meaning of the regulations
under Code Section 401(k) or 401(m) and regardless
                         of whether they are corrected through
distribution or recharacterization.  Excess
                         deferrals distributed in accordance with
Treasury Regulation 1.402(g)-1(e)(2) or (3) are
                         not Annual Additions.  The Annual Addition
for any Limitation Year beginning before
                         January 1, 1987, will not be recomputed to
treat all Employee After-tax Contributions as
                         Annual Additions.

                     (d) ~uAnnual Benefit~w
                         Annual Benefit means a benefit payable
annually in the form of a straight life annuity
                         (with no ancillary benefits) under a plan
to which employees do not contribute and under
                         which no rollover contributions are made.






                                                               7-4











                     (e) ~uDefined Benefit Compensation Limit~w
                         The Defined Benefit Compensation Limit is
equal to 100% of the Participant's average
                         Aggregate Compensation for the three
consecutive calendar years (or other twelve
                         consecutive month periods adopted by the
Employer pursuant to a Written Resolution and
                         applied on a uniform and consistent basis)
of service during which the Participant had the
                         greatest Aggregate Compensation.

                         Where the annual benefit is payable to a
Participant in a form other than a straight life
                         annuity or a Qualified Joint and Survivor
Annuity, the Defined Benefit Compensation Limit
                         will be the Actuarial Equivalent of a
straight life annuity beginning at the same age.  No
                         adjustment is required for the following:
pre-retirement disability benefits,
                         pre-retirement death benefits and
post-retirement medical benefits.  For purposes of this
                         paragraph, the interest rate used in
adjusting the Defined Benefit Compensation Limit will
                         be the greater of (1) 5%, or (2) the
post-retirement interest rate specified in the plan
                         for Actuarial Equivalent purposes.

                         Where the annual benefit is payable to a
Participant who has fewer than 10 years of
                         service with the Employer or any Related
or Predecessor Employer, the Defined Benefit
                         Compensation Limit will be multiplied by
a fraction, the numerator of which is the
                         Participant's number of years of service
with the Employer or Related or Predecessor
                         Employer, and the denominator of which is
10.

                         With regard to a Participant who has
separated from service with a nonforfeitable right to
                         an Accrued Benefit, the Defined Benefit
Compensation Limit will be adjusted effective
                         January 1 of each Calendar year.  For any
Limitation Year beginning after the separation
                         occurs, the Defined Benefit Compensation
Limit will be equal to the Defined Benefit
                         Compensation Limit which was applicable to
the Participant in the Limitation Year in which
                         he separated from service multiplied by a
fraction, the numerator of which is the Defined
                         Benefit Dollar Limit for the Limitation
Year in which the Defined Benefit Compensation
                         Limit is being adjusted and the
denominator of which is the Defined Benefit Dollar Limit
                         for the Limitation Year in which the
Participant separated from service.

                     (f) ~uDefined Benefit Dollar Limit~w
                         The Defined Benefit Dollar Limit is equal
to $90,000 for calendar years 1984 through
                         1987.  As of January 1, 1988 and as of
January 1 of each subsequent calendar year, the
                         dollar limitation (described in Code
Section 415(b)(1)(A)) as determined by the Secretary
                         of the Treasury for that calendar year
will become effective as the Defined Benefit Dollar
                         Limit for the calendar year.  For calendar
years between 1976 and 1983, the Defined
                         Benefit Dollar Limit is $75,000 as
adjusted by the Secretary of the Treasury under Code
                         Section 415(d) for that calendar year.
The Defined Benefit Dollar Limit for a calendar
                         year applies to Limitation Years ending
with or within that calendar year.

                         Where the annual benefit is payable to a
Participant in a form other than a straight life
                         annuity or a Qualified Joint and Survivor
Annuity, the Defined Benefit Dollar Limit will
                         be the Actuarial Equivalent of a straight
life annuity beginning at the same age.  No
                         adjustment is required for the following:
pre-retirement disability benefits,
                         pre-retirement death benefits, and
post-retirement medical benefits.  For purposes of this
                         paragraph, the interest rate used for
adjusting the Defined Benefit Dollar Limit will be
                         the greater of (1) 5%, or (2) the
post-retirement interest rate specified for Actuarial
                         Equivalent purposes.

                         Where the annual benefit is payable to a
Participant who has fewer than 10 years of
                         participation in the Plan, the Defined
Benefit Dollar Limit will be multiplied by a
                         fraction, the numerator of which is the
Participant's number of years (or part thereof) of


                                                               7-5











                         participation in the Plan, and the
denominator of which is 10.  To the extent provided by
                         the Secretary of the Treasury, this
paragraph will be applied to each change in the
                         benefit structure of the Plan.

                         For a benefit commencing before a
Participant's Social Security Retirement Age but at or
                         after age 62, the Defined Benefit Dollar
Limit will be adjusted in a manner which is
                         consistent with the reduction for old-age
insurance benefits commencing before Social
                         Security Retirement Age under the Social
Security Act.  The reduction will be 5/9 of 1%
                         for each of the first 36 months and 5/12
of 1% for each additional month (up to 24 months)
                         by which benefits commence before the
month of the Participant's Social Security
                         Retirement Age.  The Defined Benefit
Dollar Limit for a benefit commencing before age 62
                         will be adjusted to the Actuarial
Equivalent of the Defined Benefit Dollar Limit for a
                         benefit commencing at age 62 based on an
interest rate equal to the greater of (1) 5%, or
                         (2) the interest rate specified in the
plan for determining actuarial equivalence for
                         early retirement.

                         For a benefit commencing after a
Participant's Social Security Retirement Age, the Defined
                         Benefit Dollar Limit will be adjusted to
the actuarial equivalent of the Defined Benefit
                         Dollar Limit for a benefit commencing at
the Participant's Social Security Retirement
                         Age.  For purposes of this paragraph, the
interest rate used for adjusting the Defined
                         Benefit Dollar Limit will be the lesser of
(1) 5%, or (2) the interest rate specified in
                         the plan for determining actuarial
equivalence for early retirement.

                     (g) ~uDefined Benefit Limit~w
                         The Defined Benefit Limit is the lesser of
the Defined Benefit Dollar Limit or the Defined
                         Benefit Compensation Limit.

                     (h) ~uDefined Benefit Plan Fraction
Denominator~w
                         The Defined Benefit Plan Fraction
Denominator with respect to any Participant is the
                         lesser of (1) the product of the Defined
Benefit Dollar Limit multiplied by 1.25, or (2)
                         the product of the Defined Benefit
Compensation Limit multiplied by 1.4.  However, for
                         purposes of determining the Defined
Benefit Plan Fraction Denominator, "years of service
                         with the Employer or any Related or
Predecessor Employer" will be substituted for "years
                         of participation in the Plan" wherever it
appears in Section 7.03(f).

                     (i) ~uDefined Benefit Plan Fraction~w
                         The Defined Benefit Plan Fraction is a
fraction determined as of the close of a Limitation
                         Year, the numerator of which is the
Projected Annual Benefit payable to a Participant
                         under this Plan and the denominator of
which is the Defined Benefit Fraction Denominator.
                         If a Participant has participated in more
than one defined benefit plan maintained by the
                         Employer, the numerator of the Defined
Benefit Plan Fraction is the sum of the projected
                         annual benefits payable to the Participant
under all of the defined benefit plans, whether
                         or not terminated.

                     (j) ~uDefined Contribution Limit~w
                         The Defined Contribution Limit for a given
Limitation Year is equal to the lesser of (1)
                         the Defined Contribution Compensation
Limit, which is 25% of Aggregate Compensation
                         applicable to the Limitation Year, or (2)
the Defined Contribution Dollar Limit, which,
                         for calendar years after 1983 is the
greater of $30,000 or one-fourth of the Defined
                         Benefit Dollar Limit for the Limitation
Year, and for calendar years between 1976 and 1983
                         is one-third of the Defined Benefit Dollar
Limit.  If a short Limitation Year is created
                         because of an amendment changing the
Limitation Year to a different 12 consecutive month
                         period, the Defined Contribution Dollar
Limit is multiplied by a fraction, the numerator
                         of which is equal to the number of months
in the short Limitation Year and the denominator


                                                               7-6











                         of which is 12.

                     (k) ~uDefined Contribution Plan Fraction~w
                         The Defined Contribution Plan Fraction is
a fraction determined as of the close of a
                         Limitation Year, the numerator of which is
the sum of the Annual Additions to the
                         Participant's Accounts under all defined
contribution plans of the Employer for the
                         current and all prior Limitation Years and
the denominator of which is the sum of the
                         Annual Additions which would have been
made for the Participant for the current and all
                         prior Limitation Years (for all prior
years of service with the Employer or any
                         predecessor Employer) if in each
Limitation year the Annual Additions equaled the lesser
                         of (1) the product of the Defined
Contribution Compensation Limit for the Limitation Year
                         multiplied by 1.4, or (2) the product of
the Defined Contribution Dollar Limit for the
                         Limitation Year multiplied by 1.25.  The
aggregate amount in the numerator of this
                         fraction due to years beginning before
January 1, 1976 may not exceed the aggregate amount
                         in the denominator of this fraction for
all such years.

                         For purposes of this Section 7.03(k), the
Annual Addition for any Limitation Year
                         beginning before January 1, 1987 will not
be recomputed to treat all Employee After-tax
                         Contributions as Annual Additions.

                     (l) ~uEmployer~w
                         The Employer is the Employer that adopts
this Plan together with all Related Employers.
                         For this purpose, the definition of
Related Employer in Section 1.33 of this Plan is
                         modified by Code Section 415(h).

                     (m) ~uLimitation Year~w
                         The Limitation Year will be the 12
consecutive month period which is specified in Article
                         1 of this Plan and which is adopted for
all qualified plans maintained by the Employer
                         pursuant to a Written Resolution adopted
by the Employer.  In the event of a change in the
                         Limitation Year, the additional
limitations of Treasury Regulation Section
                         1.415-2(b)(4)(iii) will also apply.

                     (n) ~uProjected Annual Benefit~w
                         For purposes of this Section, a
Participant's Projected Annual Benefit is equal to the
                         annual benefit to which a Participant in
a defined benefit Plan would be entitled under
                         the terms of the plan based on the
following assumptions:

                           o The Participant will continue
employment until reaching normal retirement age as
                             determined under the terms of the plan
(or current age, if that is later);

                           o The Participant's compensation for the
Limitation Year under consideration will
                             remain the same for all future years;

                           o All other relevant factors used to
determine benefits under the plan for the
                             Limitation Year under consideration
will remain constant for all future Limitation
                             Years; and

                           o The benefits resulting from any
Participant Contributions or Rollover Contributions
                             are disregarded.

                     (o) ~uSocial Security Retirement Age~w
                         Social Security Retirement Age means age
65 for a Participant born before January 1, 1938;
                         age 66 for a Participant born after
December 31, 1937, but before January 1, 1955; and age
                         67 for a Participant born after December
31, 1954.


                                                               7-7












                     (p) ~uTransition Rule Under TRA '86~w
                         If at the beginning of the first
Limitation Year beginning after December 31, 1986, an
                         Employee was a Participant in a defined
benefit plan of the Employer or any Related
                         Employer that was in existence on May 6,
1986, the Defined Benefit Dollar Limit for that
                         Participant is the greater of the Defined
Benefit Dollar Limit described above or the
                         Participant's Current Accrued Benefit on
that date determined without regard to changes in
                         the terms and conditions of the Plan or
cost-of-living increases occurring after May 5,
                         1986.  This Section 7.03(p) applies only
if all defined benefit plans maintained by the
                         Employer and all Related Employers,
individually and in the aggregate, satisfied the
                         requirements of Code Section 415 for all
Limitation Years beginning before January 1,
                         1987.

               7.04  ~uEffect of Top-Heavy Status~w

                     (a) ~uGeneral~w
                         Notwithstanding the provisions of Section
7.03, "1.0" will be substituted for "1.25"
                         wherever it appears in Sections 7.03(h)
and 7.03(k) for any Limitation Year in which the
                         Plan is found to be Top-Heavy for the Plan
Year which coincides with or ends within such
                         Limitation Year.

                     (b) ~uNon-application~w
                         Section 7.04(a) will not apply for any
Limitation Year in which, for the Plan Year which
                         coincides with or ends within such
Limitation Year, (1) the Plan is not determined to be
                         Super Top-Heavy and (2) for any Non-Key
Employee who is a Participant in both this Plan
                         and a defined benefit plan maintained by
the Employer or a Related Employer, the annual
                         allocation of Employer contributions plus
Forfeitures under this Plan is not less than
                         7.5% of the Non-Key Employee's Aggregate
Compensation.




























                                                               7-8












~bARTICLE 8


MISCELLANEOUS~p

               8.01  ~uEmployment Rights of Parties Not
Restricted~w
                     The adoption and maintenance of this Plan will not be deemed a contract between the Employer and any Employee. Nothing in this Plan will give any Employee or Participant the right to be retained in the employ of the Employer or to interfere with the right of the Employer to discharge any Employee or Participant at any time, nor will it give the Employer the right to require any Employee or Participant to remain in its employ, or to interfere with any
                     Employee's or Participant's right to terminate his employment at any time.

               8.02  ~uAlienation~w

                     (a) ~uGeneral~w
                         No person entitled to any benefit under
this Plan will have any right to sell, assign,
                         transfer, hypothecate, encumber, commute,
pledge, anticipate or otherwise dispose of his
                         interest in the benefit, and any attempt
to do so will be void.  No benefit under this
                         Plan will be subject to any legal process,
levy, execution, attachment or garnishment for
                         the payment of any claim against such
person.

                     (b) ~uExceptions~w
                         Section 8.02(a) will not apply to the
extent a Participant or Beneficiary is indebted to
                         the Plan under the provisions of the Plan.
At the time a distribution is to be made to or
                         for a Participant's or Beneficiary's
benefit, the portion of the amount distributed which
                         equals the indebtedness will be withheld
by the Trustee to apply against or discharge the
                         indebtedness.  Before making a payment,
however, the Participant or Beneficiary must be
                         given written notice by the Plan
Administrator that the indebtedness is to be so paid in
                         whole or part from his Participant's
Accrued Benefit.  If the Participant or Beneficiary
                         does not agree that the indebtedness is a
valid claim against his Vested Accrued Benefit,
                         he will be entitled to a review of the
validity of the claim in accordance with procedures
                         established by the Plan Administrator.

                         Section 8.02(a) will not apply to a
qualified domestic relations order (QDRO) as defined
                         in Code Section 414(p), and those other
domestic relations orders permitted to be so
                         treated by the Plan Administrator under
the provisions of the Retirement Equity Act of
                         1984.  The Plan Administrator will
establish a written procedure to determine the
                         qualified status of domestic relations
orders and to administer distributions under such
                         qualified orders.  Further, to the extent
provided under a QDRO, a former spouse of a
                         Participant will be treated as the spouse
or Surviving Spouse for all purposes under the
                         Plan.  Where, however, because of a QDRO,
more than one individual is to be treated as a
                         Surviving Spouse, the total amount to be
paid in the form of a Qualified Survivor Annuity
                         or the survivor portion of a Qualified
Joint and Survivor Annuity may not exceed the
                         amount that would be paid if there were
only one Surviving Spouse.  All rights and
                         benefits, including elections, provided to
a Participant under this Plan will be subject
                         to the rights afforded to any alternate
payee as such term is defined in Code Section
                         414(p).

                         This Plan specifically permits
distribution to an alternate payee under a QDRO (without
                         regard to whether the Participant has
attained his or her earliest retirement age as that
                         term is defined under Code Section 414(p))
in the same manner that is provided for a
                         Vested Terminated Participant.




                                                               8-1











               8.03  ~uQualification of Plan~w
                     The Employer will have the sole responsibility for obtaining and retaining qualification of the Plan under the Code with respect to the Employer's individual circumstances.

               8.04  ~uConstruction~w
                     To the extent not preempted by ERISA, this Plan will be construed according to the laws of the state in which the Employer's principal place of business is located. Words used in the singular will include the plural, the
masculine gender will include the feminine, and vice
                     versa, whenever appropriate.

               8.05  ~uNamed Fiduciaries~w

                     (a) ~uAllocation of Functions~w
                         The authority to control and manage the
operation and administration of the Plan and Trust
                         created by this instrument will be
allocated between the Plan Sponsor, the Trustee, and
                         the Plan Administrator, all of whom are
designated as Named Fiduciaries with respect to
                         the Plan and Trust as provided for by
Section 402(a)(2) of ERISA.  The Plan Sponsor
                         reserves the right to allocate the various
responsibilities for the present execution of
                         the functions of the Plan, other than the
Trustee's responsibilities, among its Named
                         Fiduciaries.  Any person or group of
persons may serve in more than one fiduciary capacity
                         with regard to the Plan.

                     (b) ~uResponsibilities of the Plan Sponsor~w
                         The Plan Sponsor, in its capacity as a
Named Fiduciary, will have only the following
                         authority and responsibility:

                           o To appoint or remove the Plan
Administrator and furnish the Trustee with certified
                             copies of any resolutions of the Plan
Sponsor with regard thereto;

                           o To appoint and remove the Trustee;

                           o To appoint a successor Trustee or
additional Trustees;

                           o To communicate information to the Plan
Administrator and the Trustee as needed for the
                             proper performance of the duties of
each;

                           o To appoint an investment manager (or
to refrain from such appointment), to monitor the
                             performance of the investment manager
so appointed, and to terminate such appointment
                             (more than one investment manger may
be appointed and in office at any time); and

                           o To establish and communicate to the
Trustee a funding policy for the Plan.

                     (c) ~uLimitation on Obligations of Named
Fiduciaries~w
                         No Named Fiduciary will have authority or
responsibility to deal with matters other than
                         as delegated to it under this Plan or by
operation of law.  A Named Fiduciary will not in
                         any event be liable for breach of
fiduciary responsibility or obligation by another
                         fiduciary (including Named Fiduciaries) if
the responsibility or authority of the act or
                         omission deemed to be a breach was not
within the scope of the Named Fiduciary's authority
                         or delegated responsibility.

                     (d) ~uStandard of Care and Skill~w
                         The duties of each fiduciary will be
performed with the care, skill, prudence and
                         diligence under the circumstances then
prevailing that a prudent person acting in a like
                         capacity and familiar with such matters
would use in the conduct of an enterprise of like


                                                               8-2











                         character and with like objectives.

               8.06  ~uStatus of Insurer~w
                     The term Insurer refers to any legal reserve life insurance company licensed to do business in the state within which the Employer maintains its principal office. The Insurer will file such returns, keep such records, make such reports and supply such information as required by applicable law or regulation.

               8.07  ~uAdoption and Withdrawal by Other
Organizations~w

                     (a) ~uProcedure for Adoption~w
                         Subject to the provisions of this Section
8.07, any organization now in existence or
                         hereafter formed or acquired, which is not
already a Participating Employer under this
                         Plan and which is otherwise legally
eligible may, in the future, with the consent and
                         approval of the Plan Sponsor, by formal
Written Resolution (referred to in this Section as
                         an Adoption Resolution), adopt the Plan
and Trust hereby created for all or any
                         classification of persons in its
employment and thereby, from and after the specified
                         effective date, become a Participating
Employer under this Plan.  Such consent will be
                         effected by and evidenced by a formal
Written Resolution of the Plan Sponsor.  The
                         Adoption Resolution may contain such
specific changes and variations in Plan terms and
                         provisions applicable to the adopting
Participating Employer and its Employees as may be
                         acceptable to the Plan Sponsor and the
Trustee.  However, the sole, exclusive right of any
                         other amendment of whatever kind or extent
to the Plan is reserved to the Plan Sponsor.
                         The Adoption Resolution will become, as to
the adopting organization and its Employees, a
                         part of this Plan as then amended or
thereafter amended.  It will not be necessary for the
                         adopting organization to sign or execute
the original or then amended Plan and Trust
                         Agreement or any future amendment to the
Plan and Trust Agreement.  The effective date of
                         the Plan for the adopting organization
will be that stated in the Adoption Resolution and
                         from and after such effective date the
adopting organization will assume all the rights,
                         obligations and liabilities as a
Participating Employer under this Plan.  The
                         administrative powers of and control by
the Plan Sponsor as provided in the Plan,
                         including the sole right of amendment or
termination of the Plan, of appointment and
                         removal of the Plan Administrator and the
Trustee, and of appointment and removal of an
                         investment manager will not be diminished
by reason of the participation of the adopting
                         organization in the Plan.

                     (b) ~uWithdrawal~w
                         Any Participating Employer may withdraw
from the Plan at any time, without affecting the
                         Plan Sponsor or other Participating
Employers not withdrawing, by complying with the
                         provisions of the Plan.  A withdrawing
Participating Employer may arrange for the
                         continuation by itself or its successor of
this Plan in separate forms for its own
                         employees, with such amendments, if any,
as it may deem proper, and may arrange for
                         continuation of the Plan by merger with an
existing plan and transfer of plan assets.  The
                         Plan Sponsor may, it its absolute
discretion, terminate a Participating Employer's
                         participation at any time when in its
judgment the Participating Employer fails or refuses
                         to discharge its obligations under the
Plan.

                     (c) ~uAdoption Contingent Upon Initial and
Continued Qualifications~w
                         The adoption of this Plan by an
organization as provided is hereby made contingent and
                         subject to the condition precedent that
said adopting organization meets all the statutory
                         requirements for qualified plans,
including, but not limited to, Sections 401(a) and
                         501(a) of the Internal Revenue Code for
its Employees.  If the Plan or the Trust, in its
                         operation, becomes disqualified, for any
reason, as to the adopting organization and its
                         Employees, the portion of the Plan assets
allocable to them will be segregated as soon as


                                                               8-3











                         is administratively feasible, pending
either the prompt (1) requalification of the Plan as
                         to the organization and its employees to
the satisfaction of the Internal Revenue Service
                         so as not to affect the continued
qualified status thereof as to other Employers, (2)
                         withdrawal of the organization from this
Plan and a continuation by itself or its
                         successor of its plan separately from this
Plan, or by merger with another existing plan,
                         with a transfer of its said segregated
portion of Plan assets, or (3) termination of the
                         Plan as to itself and its Employees.

               8.08  ~uEmployer Contributions~w
                     Employer contributions made to the Plan and Trust are made and will be held for the sole purpose of providing benefits to Participants and their Beneficiaries.

                     In no event will any contribution made by the Employer to the Plan and Trust or income therefrom revert to the Employer except as provided in Section 7.01(e) or as provided below.

                     (a) Any contribution made to the Plan and Trust by the Employer because of a mistake of fact may be returned to the Employer within one
year of such contribution.

                     (b) Notwithstanding any other provision of the Plan and Trust, if the Internal Revenue Service
                         determines initially that the Plan, as
adopted by the Employer, does not qualify under
                         applicable sections of the Code and
applicable Treasury Department Regulations, and the
                         Employer does not wish to amend this Plan
and Trust so that it does qualify, the value of
                         all assets will be distributed by the
Trustee to the Employer within one year after the
                         date such initial qualification is denied.
Thereafter, the Employer's participation in
                         this Plan and Trust will be considered
rescinded and of no force or effect.

                     (c) Any contribution made by the Employer will be conditioned on the deductibility of such contribution and may be refunded to the
Employer, to the extent the contribution is
                         determined not to be deductible, within
one year after such determination is made.



























                                                               8-4












~bARTICLE 9


ADMINISTRATION~p

               9.01  ~uPlan Administrator~w
                     The Plan Administrator will have the
responsibility for the general supervision and
                     administration of the Plan and will be a fiduciary of the Plan. The Employer may, by Written
                     Resolution, appoint one or more individuals to serve as Plan Administrator. If the Employer does not appoint an individual or individuals as Plan Administrator, the Employer will function as Plan Administrator. The Employer may at any time, with or without cause, remove an individual as Plan Administrator or
substitute another individual therefor.

               9.02  ~uPowers and Duties of the Plan
Administrator~w
                     The Plan Administrator will be charged with and will have delegated to it the power, duty, authority and discretion to interpret and construe the provisions of this Plan, to determine its meaning and intent and to make application thereof to the facts of any individual case; to determine in its discretion the rights and benefits of Participants or the eligibility of
                     Employees; to give necessary instructions and directions to the Trustee and the Insurer as herein provided or as may be requested by the Trustee and the Insurer from time to time; to resolve all questions of fact relating to any of the foregoing; and to generally direct the administration of the Plan according to its terms. All decisions of the Plan Administrator in matters properly coming before it according to the terms of this Plan, and all actions taken by the Plan Administrator in the proper
exercise of its administrative powers, duties and
                     responsibilities, will be final and binding upon all Employees, Participants and Beneficiaries and upon any person having or claiming any rights or interest in this Plan. The Employer and the Plan Administrator will make and receive any reports and information, and retain any records necessary or appropriate to the
administration of this Plan or to the performance of
                     duties hereunder or to satisfy any
requirements imposed by law.  In the performance of its
                     duties, the Plan Administrator will be
entitled to rely on information duly furnished by any
                     Employee, Participant or Beneficiary or by the Employer or Trustee.

               9.03  ~uActions of the Plan Administrator~w
                     The Plan Administrator may adopt such rules as it deems necessary, desirable or appropriate with respect to the conduct of its affairs and the administration of the Plan. Whenever any action to be taken in accordance with the terms of the Plan requires the consent or approval of the Plan Administrator, or whenever an interpretation is to be made of the terms of the
                     Plan, the Plan Administrator will act in a uniform and non-discriminatory manner, treating all
                     Employees and Participants in similar
circumstances in a like manner.  If the Plan
                     Administrator is a group of individuals, all of its decisions will be made by a majority vote. The Plan Administrator will have the authority to employ one or more persons to render advice or services with regard to the
responsibilities of the Plan Administrator, including
                     but not limited to attorneys, actuaries, and accountants. Any persons employed to render advice or services will have no fiduciary responsibility for any ministerial functions performed with respect to this Plan.

               9.04  ~uReliance on Plan Administrator and
Employer~w
                     Until the Employer gives notice to the
contrary, the Trustee and any persons employed to
                     render advice or services will be entitled to rely on the designation of Plan Administrator that has been furnished to them. In addition, the Trustee and any persons employed to render advice or services will be fully protected in acting upon the written directions and instructions of the Plan Administrator made in accordance with the terms of this Plan. If the
                     Plan Administrator is a group of individuals, unless otherwise specified, any one of such individuals will be authorized to sign
documents on behalf of the Plan Administrator and such
                     authorized signatures will be recognized by all person dealing with the Plan Administrator.


                                                               9-1











                     The Trustee and any persons employed to render advice or services may take cognizance of any rules established by the Plan Administrator and rely upon them until notified to the contrary.  The Trustee and any persons
employed to render advice or services will be fully
                     protected in taking any action upon any paper or document believed to be genuine and to have been properly signed and presented by the Plan Administrator, Employer or any agent of the
                     Plan Administrator acting on behalf of the Plan Administrator.

               9.05  ~uReports to Participants~w
                     The Plan Administrator will report in writing to a Participant his Accrued Benefit under the
                     Plan and the Vested Percentage of such benefit when the Participant terminates his employment or requests such a report in writing from the Plan Administrator. To the extent required by law or regulation, the Plan Administrator will annually furnish to each Participant, and to each Beneficiary receiving benefits, a report which fairly summarizes the Plan's most recent report.

               9.06  ~uBond~w
                     The Plan Administrator and other fiduciaries of the Plan will be bonded to the extent required by ERISA or other applicable law.  No
additional bond or other security for the faithful
                     performance of any duties under this Plan will be required.

               9.07  ~uCompensation of Plan Administrator~w
                     The Compensation of the Plan Administrator will be left to the discretion of the Plan Sponsor;
                     no person who is receiving full pay from the Employer will receive compensation for services as Plan Administrator. All reasonable and necessary expenses incurred by the Plan
                     Administrator in supervising and administering the Plan will be paid from the Plan assets by the Trustee at the direction of the Plan
Administrator to the extent not paid by the Plan
                     Sponsor.

               9.08  ~uClaims Procedure~w
                     The Plan Administrator will make all
determinations as to the rights of any Employee,
                     Participant, Beneficiary or other person under the terms of this Plan. Any Employee,
                     Participant or Beneficiary, or person claiming under them, may make claim for benefit under this Plan by filing written notice with the Plan Administrator setting forth the substance of the claim. If a claim is wholly or partially denied, the claimant will have the opportunity to appeal the denial upon filing with the Plan Administrator a written request for review within 60 days after receipt of notice of denial. In making an appeal the claimant may examine pertinent Plan documents and may submit issues and comments in writing. Denial of a claim or a decision on review will be made in writing by the Plan Administrator delivered to the claimant within 60 days after receipt of the claim or request for review, unless special circumstances require an extension of time for processing the claim or review, in which event the Plan Administrator's decision must be made as soon as possible thereafter but not beyond an additional 60 days. If no action on an initial claim is taken within 120 days, the claims will be deemed denied for purposes of
permitting the claimant to proceed to the review stage.
                     The denial of a claim or the decision on review will specify the reasons for the denial or decision and will make reference to the
pertinent Plan provisions upon which the denial or
                     decision is based. The denial of a claim will also include a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of the claim review procedure herein described.
The Plan Administrator will serve as an agent
                     for service of legal process with respect to the Plan unless the Employer, through written resolution, appoints another agent.

                     If a Participant or Beneficiary is entitled to a distribution from the Plan, the Participant or Beneficiary will be responsible for
providing the Plan Administrator with his current
                     address. If the Plan Administrator notifies the Participant or Beneficiary by registered mail


                                                               9-2











                     (return receipt requested) at his last known address that he is entitled to a distribution and also notifies him of the provisions of this paragraph, and the Participant or Beneficiary fails to claim his benefits under the Plan or provide his current address to the Plan
                     Administrator within one year after such notification, the distributable amount will be forfeited and used to reduce the cost of the Plan. If the Participant or Beneficiary is subsequently located, such benefit will be restored.

               9.09  ~uLiability of Fiduciaries~w
                     Except for a breach of fiduciary
responsibility due to gross negligence or willful misconduct, the Plan Administrator will not incur any individual liability for any decision, act, or failure to act hereunder.  The Plan
Administrator may engage agents to assist it and may
                     engage legal counsel who may be counsel for the Employer. The Plan Administrator will not be responsible for any action taken or omitted to be taken on the advice of counsel.

                     If there is more than one person serving as a fiduciary in any capacity (for example, co-Trustees), each will use reasonable care to prevent the other or others from committing a breach of this Plan. Nothing contained in this Section will preclude any agreement allocating specific responsibilities or obligations among the co-fiduciaries provided that the agreement does not violate any of the terms and
provisions of this Plan.  In those instances where any
                     duties have been allocated between
co-fiduciaries, a fiduciary will not be liable for any loss
                     resulting to the Plan arising from any act or omission on the part of another co-fiduciary to whom responsibilities or obligations have been allocated except under the following circumstances:

                       o If he participates knowingly in, or
knowingly undertakes to conceal, an act or omission
                         of a co-fiduciary knowing the act or
omission is a breach; or

                       o If by his failure to comply with his
specific responsibilities which give rise to his
                         status as a fiduciary, he has enabled the
other fiduciary to commit a breach; or

                       o If he has knowledge of a breach by a
co-fiduciary, unless he makes reasonable efforts
                         under the circumstances to remedy the
breach.

               9.10  ~uExpenses of Administration~w
                     The Employer does not and will not guarantee the Plan assets against loss. The Employer may in its sole discretion, but will not be
obligated to, pay the ordinary expenses of
                     establishing the Plan, including the fees of consultants, accountants and attorneys in connection therewith. The Employer may, in its sole discretion (but will not be obligated
                     to), pay other costs and expenses of
administering the Plan, the taxes imposed upon the Plan,
                     if any, and the fees, charges or commissions with respect to the purchase and sale of Plan assets. Unless paid by the Employer, such costs and expenses, taxes (if any), and fees, charges and commissions will be a charge upon Plan assets and deducted by the Trustee.

               9.11  ~uDistribution Authority~w
                     If any person entitled to receive payment under this Plan is a minor, declared incompetent or is under other legal disability, the Plan
Administrator may, in its sole discretion, direct
                     the Trustee to:

                       o Distribute directly to the person entitled to the payment;

                       o Distribute to the legal guardian or, if none, to a parent of the person entitled to payment or to a responsible adult with
whom the person entitled to payment maintains his
                         residence;



                                                              9-3











                       o Distribute to a custodian for the person entitled to payment under the Uniform Gifts to
                         Minors Act if permitted by the laws of the
state in which the person entitled to payment
                         resides; or

                       o Withhold distribution of the amount
payable until a court of competent jurisdiction
                         determines the rights of the parties
thereto or appoints a guardian of the estate of the
                         person entitled to payment.

                     If there is any dispute, controversy or
disagreement between any Beneficiary or person and any
                     other person as to who is entitled to receive the benefits payable under this Plan, or if the
                     Plan Administrator is uncertain as to who is entitled to receive benefits, or if the Plan
                     Administrator is unable to locate the person who is entitled to benefits, the Plan
                     Administrator may with acquittance interplead the funds into a court of competent jurisdiction in the judicial district in which the Employer maintains its principal place of business and, upon depositing the funds with the clerk of the court, be released from any further responsibility for the payment of the
benefits.  If it is necessary for the Plan Administrator
                     to retain legal counsel or incur any expense in determining who is entitled to receive the benefits, whether or not it is necessary to institute court action, the Plan Administrator will be entitled to reimbursement from the benefits for the amount of its reasonable costs, expenses and attorneys' fees incurred.




































                                                               9-4












~bARTICLE 10

                                                 AMENDMENT OR
TERMINATION OF PLAN~p


               10.01  ~uRight of Plan Sponsor to Amend or
Terminate~w
                      The Plan Sponsor reserves the right to alter, amend, revoke or terminate this Plan. No amendment will deprive any Participant or Beneficiary of any vested right nor will it reduce the present value (determined upon an
actuarial equivalent basis) of any Accrued Benefit to
                      which he is then entitled with respect to Employer contributions previously made, except as may be required to maintain the Plan as a qualified plan under the Code. No amendment will change the duties or responsibilities of the Trustee without its express written consent thereto.

                      A plan amendment which has the effect of (a) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (b) eliminating an optional benefit form, will, with respect to benefits attributable to service before the amendment be treated as reducing
                      Accrued Benefits.  In the case of a
retirement-type subsidy, the preceding sentence will
                      apply only with respect to a Participant who satisfies (either before or after the amendment)
                      the preamendment conditions for the subsidy.
In general, a retirement-type subsidy is a
                      subsidy that continues after retirement but does not include a disability retirement benefit, a medical benefit, a social security
supplement, a pre-retirement death benefit, or a plant
                      shutdown benefit (that does not continue after retirement).

                      A minimum Accrued Benefit value will apply if this Plan is or becomes a successor to a profit sharing plan, a defined contribution pension plan, a target benefit plan, or a defined benefit pension plan which was fully insured, or any plan under which the accrued benefit of a Participant was determined as a lump sum or account balance. The actuarial equivalent value of a Participant's Accrued Benefit will not be less than the actuarial equivalent value of his Accrued Benefit on the Effective Date of the Plan.

               10.02  ~uAllocation of Assets Upon Termination of
Plan~w
                      If this Plan is revoked or terminated (in whole or in part) or if contributions are completely discontinued the Accounts of all affected Participants will become non-forfeitable. The Employer will then arrange for allocation of all assets among
                      Participants so affected by the total or partial termination in accordance with the requirements of all applicable law and the regulations and requirements of the Internal
                      Revenue Service. All allocated amounts will be retained in the Plan to the credit of the individual Participants until distribution as directed by the Employer. Distribution to
                      Participants may be in the form of cash or other Plan assets or partly in each.

               10.03  ~uExclusive Benefit~w
                      At no time will any part of the principal or income of the Plan assets be used or diverted for purposes other than the exclusive benefit of Participants in the Plan and their
                      Beneficiaries, nor may any portion of the Plan assets revert to the Employer except as provided in Sections 7.01(e) and 8.08.

               10.04  ~uFailure to Qualify~w
                      Notwithstanding any of the foregoing
provisions, if this Plan, upon adoption by the Employer,
                      is submitted to the Internal Revenue Service which then determines that the Plan as initially adopted by the Employer is not a qualified plan under the Code, the Employer may elect to terminate this Plan by giving written notice thereof. Such termination will have the same effect as if the Plan were never adopted, all policies and contracts will be cancelled, and all contributions, to the extent recoverable from the Trustee, will be returned to their


                                                               10-1











                      source. If any amendment to this Plan is submitted to the Internal Revenue Service within the period allowed under Code Section 401(b) which then determines that the Plan as amended is not a qualified plan under the Code, the Employer may cancel or modify any or all provisions of the amendment retroactive to the effective date of the amendment in order to maintain the qualified status of the Plan, whereupon written notice thereof will be furnished to all affected Employees, Participants and Beneficiaries.

               10.05  ~uMergers, Consolidations or Transfers of
Plan Assets~w
                      In the event this Plan is merged or
consolidated with another plan which is qualified under
                      Code Sections 401(a) (and 501(a) if
applicable), or in the event of a transfer of the assets
                      or liabilities of this Plan to another plan which is qualified under Code Sections 401(a)
                      (and 501(a) if applicable), the benefit which each Participant would be entitled to receive under the successor plan or other plan if it were terminated immediately after the merger, consolidation or transfer will be equal to or greater than the benefit which the Participant would have received immediately before the merger, consolidation or transfer if this Plan had then terminated.

                      Any transfer of assets and/or liabilities to (or from) this Plan from (or to) another plan qualified under Code Sections 401(a) (and
501(a) if applicable) will be evidenced by a
                      Written Resolution by the Plan Sponsor of each affected plan which specifically authorizes such transfer of assets and/or liabilities.


                      Any transfer of assets to this Plan will be allowed under the provisions of this Section if such transferred assets are not required to be paid in the form of a qualified joint &
                      survivor annuity or a qualified survivor annuity in accordance with Code Section 401(a)(11).

               10.06  ~uEffect of Plan Amendment on Vesting
Schedule~w
                      No amendment to the Vesting Schedule will deprive a Participant of his nonforfeitable right to his Vested Accrued Benefit as of the date of the amendment. Further, if the Vesting
                      Schedule of the Plan is amended, or if the Plan is amended in any way that directly or indirectly affects the computation of a
Participant's non-forfeitable percentage, each
                      Participant with at least 3 Years of Vesting
Service as of the last day of the election
                      period described below may elect, within a reasonable period after the adoption of the amendment, to have his Vested Percentage computed under the Plan without regard to such amendment. The period during which such election may be made will commence with the date the amendment is adopted and will end 60 days after the latest of:

                      (a) the date the amendment is adopted;

                      (b) the date the amendment becomes effective;
or

                      (c) the date the Participant is issued
written notice of the amendment by the Employer.














                                                               10-2












~bARTICLE 11

                                                      TRUSTEE AND
TRUST FUND~p


               11.01  ~uAcceptance of Trust~w
                      The Trustee, by signing this Agreement,
accepts this Trust and agrees to perform the duties
                      of the Trustee in accordance with the terms and conditions set forth herein.

               11.02  ~uTrust Fund~w

                      (a) ~uPurpose and Nature~w
                          The Trustee will establish and maintain
a Trust Fund for purposes of providing a means of
                          accumulating the assets necessary to
provide the benefits which become payable under the
                          Plan.  The Trustee will receive, hold and
invest all contributions made by the Employer,
                          any Participating Employers, and the
Participants, including the investment earnings
                          thereon.  The Trust Fund arising from
such contributions and earnings will consist of all
                          assets held by the Trustee under the Plan
and Trust.  All benefits payable under the Plan
                          will be paid by the Trustee from the
Trust Fund.

                          Any person having any claim under the
Plan will look solely to the assets of the Trust
                          Fund for satisfaction.  In no event will
the Plan Administrator, the Employer, any
                          Employees, any officer of the Employer or
any agents of the Employer or the Plan
                          Administrator be liable in their
individual capacities to any person whomsoever, under
                          the provisions of this Plan and Trust,
except as provided by law.

                          The Trust Fund will be used and applied
only in accordance with the provisions of the
                          Plan and Trust, to provide the benefits
thereof, and no part of the corpus or income of
                          the Trust Fund will be used for, or
diverted to, purposes other than for the exclusive
                          benefit of the Participants or their
Beneficiaries entitled to benefits under the Plan,
                          except to the extent specifically
provided elsewhere herein.

                      (b) ~uInvestments~w
                          The Trustee will invest the Trust Fund in
accordance with the investment policy for the
                          Trust Fund considering the fiduciary
requirements of law, the objectives of the Plan, and
                          the liquidity needs of the Plan.

                      (c) ~uReserved~w

                      (d) ~uOperation of Trust Fund~w
                          The Trust Fund will be maintained in
accordance with the accounting requirements of the
                          Plan.  No Participant will have any right
to any specific asset or any specific portion
                          of the Trust Fund prior to distribution
of benefits.  Withdrawals from the Trust Fund
                          will be made to provide benefits to
Participants and Beneficiaries in the amounts
                          specified by the Plan, and to pay
expenses authorized by the Plan Administrator.

                      (e) ~uPlan Sponsor Direction of Investment~w
                          The Plan Sponsor will have the right to
direct the Trustee with respect to the investment
                          and reinvestment of assets comprising the
Trust Fund.  The Trustee and the Plan Sponsor
                          (or the Plan Administrator or an
Investment Committee appointed by the Plan Sponsor) will
                          execute a letter of agreement as a part
of this Plan containing such conditions,
                          limitations and other provisions they
deem appropriate before the Trustee will follow any
                          Plan Sponsor direction with respect to
the investment or reinvestment of any part of the
                          Trust Fund.  Such letter of agreement may
provide for Participant direction with respect


                                                               11-1











                          to the investment and reinvestment of a
Participant's Accounts among the Specific
                          Investment Funds designated by the Plan
Administrator.

               11.03  ~uReceipt of Contributions~w
                      The Trustee will be accountable to the
Employer for the funds contributed to it, but will
                      have no duty to see that the contributions received comply with the provisions of the Plan.
                      The Trustee will not be obligated to collect any contributions from the Employer or the
                      Participants.

               11.04  ~uPowers of the Trustee~w
                      Subject to the provisions and limitations contained elsewhere in this Plan, the Trustee will have full discretion and authority with
regard to the investment of the Trust Fund.  The
                      Trustee is authorized and empowered, but not by way of limitation, with the following powers, rights and duties:

                      (a) To invest any part or all of the Trust
Fund in any common or preferred stocks, open-end
                          or closed-end mutual funds, United States
retirement plan bonds, corporate bonds,
                          debentures, convertible debentures,
commercial paper, U.S.  Treasury bills, book entry
                          deposits with the United States Federal
Reserve Bank or System, Master Notes or similar
                          arrangements sponsored by the Trustee or
any other financial institution as permitted by
                          law, improved or unimproved real estate
situated in the United States, mortgages, notes
                          or other property of any kind, real or
personal, as a prudent man would so invest under
                          like circumstances with due regard for
the purposes of this Plan;

                      (b) To maintain any part of the assets of the Trust Fund in cash, or in demand or short-term time deposits bearing a reasonable rate
of interest (including demand or short-term time
                          deposits of or with the Trustee), or in
a short-term investment fund or in other cash
                          equivalents having ready marketability,
including, but not limited to, U.S.  Treasury
                          Bills, commercial paper, certificates of
deposit (including such certificates of deposit
                          of or with the Trustee), and similar
types of short-term securities, as may be deemed
                          necessary by the Trustee in its sole
discretion;

                      (c) To manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease
for any term even though commencing in the future
                          or extending beyond the term of the
Trust, and otherwise deal with all property, real or
                          personal, in such manner, for such
considerations and on such terms and conditions as the
                          Trustee will decide;

                      (d) To credit and distribute the Trust as directed by the Plan Administrator or any agent of the Plan Administrator.  The Trustee will
not be obliged to inquire as to whether any
                          payee or distributee is entitled to any
payment or whether the distribution is proper or
                          within the terms of the Plan, or as to
the manner of making any payment or distribution.
                          The Trustee will be accountable only to
the Plan Administrator for any payment or
                          distribution made by it in good faith on
the order or direction of the Plan Administrator
                          or any agent of the Plan Administrator;

                      (e) To borrow money, assume indebtedness, extend mortgages and encumber by mortgage or pledge;

                      (f) To compromise, contest, arbitrate, or abandon claims and demands, in its discretion;

                      (g) To have with respect to the Trust all of the rights of an individual owner, including the power to give proxies, to participate in
any voting trusts, mergers, consolidations or
                          liquidations, and to exercise or sell
stock subscriptions or conversion rights;


                                                               11-2












                      (h) To hold any securities or other property in the name of the Trustee or its nominee, or in another form as it may deem best, with or
without disclosing the trust relationship;

                      (i) To perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment
and distribution of the Trust;

                      (j) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make
payment or delivery of the funds or property until
                          final adjudication is made by a court of
competent jurisdiction;

                      (k) To file all tax forms or returns required of the Trustee;

                      (l) To begin, maintain or defend any
litigation necessary in connection with the
                          administration of the Plan, except that
the Trustee will not be obligated to or required
                          to do so unless indemnified to its
satisfaction; and

                      (m) To keep any or all of the Trust property at any place or places within the United States or abroad, or with a depository or
custodian at such place or places; provided, however,
                          that the Trustee may not maintain the
indicia of ownership of any assets of the Plan
                          outside the jurisdiction of the District
Courts of the United States, except as may be
                          expressly authorized in U.S.  Treasury or
U.S.  Department of Labor regulations.

               11.05  ~uInvestment in Common or Collective Trust
Funds~w
                      Notwithstanding the provisions of Section
11.04, the Plan Sponsor specifically authorizes the
                      Trustee to invest all or any portion of the assets comprising the Trust Fund in any common or collective trust fund which at the time of the investment provides for the pooling of the assets of plans qualified under Code Section
401(a).  The authorization applies only if such
                      common or collective trust fund: (a) is
exempt from taxation under Code Section 584 or
                      501(a); (b) if exempt under Code Section
501(a), expressly limits participation to pension
                      and profit sharing trusts which are exempt under Code Section 501(a) by reason of qualifying under Code Section 401(a); (c) prohibits that part of its corpus or income which equitably belongs to any participating trust from being used for or diverted to any purposes other than for the exclusive benefit of the Employees or their Beneficiaries who are entitled to benefits under such participating trust; (d) prohibits assignment by participating trust of any part of its equity or interest in the group trust; and (e) the sponsor of the group trust created or organized the group trust in the United States and maintains the group trust at all times as a domestic trust in the United
States.  The provisions of the common or
                      collective trust fund agreement, as amended by the Trustee from time to time, are by this reference incorporated within this Plan and Trust. The provisions of the common or collective trust fund will govern any
investment of Plan assets in that fund.  This provision
                      constitutes the express permission required by Section 408(b)(8) of ERISA.

               11.06  ~uInvestment in Insurance Company Contracts~w

                      The Trustee may invest any portion of the Trust Fund in a deposit administration, guaranteed investment or similar type of investment contract (hereinafter referred to as Contract);
                      provided, however, that no such Contract may provide for an optional form of benefit which would not be provided for under the
provisions hereof.  The Trustee will be the complete and
                      absolute owner of Contracts held in the Trust
Fund.

                      The Trustee may convert from one form to another any Contract held in the Trust Fund;
                      designate any mode of settlement; sell or assign any Contract held in the Trust Fund;
                      surrender for cash any Contract held in the Trust Fund; agree with the insurance company issuing any Contract to any release,
reduction, modification or amendment thereof; and,


                                                               11-3











                      without limitation of any of the foregoing, exercise any and all of the rights, options and privileges that belong to the absolute owner of any Contract held in the Trust Fund that are granted by the terms of any such Contract or by the terms of this Agreement.

                      The Trustee will hold in the Trust Fund the proceeds of any sale, assignment or surrender of any Contract held in the Trust Fund and any and all dividends and other payments of any kind received in respect to any Contract held in the Trust Fund.

                      No insurance company which may issue any Contract based upon the application of the Trustee will be responsible for the validity of this Plan, be required to look into the terms of this
                      Plan, be required to question any act of the Plan Administrator or the Trustee hereunder or be required to verify that any action of the Trustee is authorized by this Plan. If a conflict should arise between the terms of the Plan and any such Contract, the terms of the
                      Plan will govern.

               11.07  ~uFees and Expenses from Fund~w
                      The Trustee will be entitled to receive
reasonable annual compensation as may be mutually
                      agreed upon from time to time between the Plan Sponsor and the Trustee. The Trustee will pay all expenses reasonably incurred by it in its administration and investment of the Trust Fund from the Trust Fund unless the Plan Sponsor pays the expenses. No person who is receiving full pay from the Plan Sponsor will receive compensation for services as Trustee.

               11.08  ~uRecords and Accounting~w
                      The Trustee will keep full and complete
records of the administration of the Trust Fund which
                      the Employer and the Plan Administrator may examine at any reasonable time. As soon as practical after the end of each Plan Year and at such other reasonable times as the Employer may direct, the Trustee will prepare and deliver to the Employer and the Plan Administrator an accounting of the administration of the Trust, including a report on the fair market value of all assets of the Trust Fund.

               11.09  ~uDistribution Directions~w
                      If no one claims a payment or distribution made from the Trust, the Trustee will notify the
                      Plan Administrator and will dispose of the payment in accordance with the subsequent direction of the Plan Administrator.

               11.10  ~uThird Party~w
                      No person dealing with the Trustee will be obliged to see to the proper application of any money paid or property delivered to the
Trustee, or to inquire whether the Trustee has acted
                      pursuant to any of the terms of the Plan.
Each person dealing with the Trustee may act upon
                      any notice, request or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and will not be liable to any person whomsoever in so doing. The certification of the Trustee that it is
acting in accordance with the Plan will be conclusive
                      in favor of any person relying on the
certification.

               11.11  ~uProfessional Agents, Affiliates and
Arbitration~w

                      (a) ~uProfessional Agents~w
                          The Trustee may employ and pay from the
Trust Fund reasonable compensation to agents,
                          attorneys, accountants and other persons
to advise the Trustee as in its opinion may be
                          necessary.  The Trustee may delegate to
any agent, attorney, accountant or other person
                          selected by it any non-Trustee power or
duty vested in it by the Plan; the Trustee may
                          act or refrain from acting on the advice
or opinion of any agent, attorney, accountant or
                          other person so selected.



                                                               11-4











                      (b) ~uUse of Affiliates~w

                          (1) Charles Schwab Trust Company (CSTC)
is authorized to contract or make other
                              arrangements with The Charles Schwab
Corporation, Charles Schwab & Co., Inc., their
                              affiliates and subsidiaries,
successors and assigns (collectively referred to as
                              Schwab), and any other organizations
affiliated with or subsidiaries of CSTC or
                              related entities, for the provision
of services to the Trust Fund or Plan, except
                              where such arrangements are
prohibited by law or regulation.  As used below,
                              authorized person means any person
whose authorization is required pursuant to the
                              provision of any prohibited
transaction exemption otherwise applicable.

                          (2) CSTC is authorized to place
securities orders, settle securities trades, hold
                              securities in custody and other
related activities on behalf of the Trust Fund
                              through or by Schwab whenever
possible unless the authorized person specifically
                              instructs the use of another Broker.
Trades and related activities conducted through
                              the Broker will be subject to fees
and commissions established by the Broker, which
                              may be paid from the Trust Fund or
netted from the proceeds of trades.

                          (3) Trades will not be executed through
Schwab unless the Plan Administrator and the
                              authorized person have received
disclosure concerning the relationship of Schwab to
                              CSTC, and the fees and commissions
which may be paid to Schwab, CSTC and any
                              affiliate or subsidiary of any of
them as a result of using Schwab to execute trades
                              or for other services.

                          (4) CSTC is authorized to disclose such
information as is necessary to the operation and
                              administration of the Trust Fund to
Schwab and to such other persons or organizations
                              that CSTC determines have a
legitimate business purpose for obtaining such
                              information.

                          (5) At the direction of the authorized
person, CSTC may purchase shares of regulated
                              investment companies (or other
investment vehicles) advised by Schwab or CSTC
                              ("Schwab Funds"), except to the
extent that such investment is prohibited by law or
                              regulation.  Schwab Fund shares may
not be purchased for or held by the Trust Fund
                              unless the Plan Administrator has
received disclosure concerning the relationship of
                              Schwab or CSTC to the Schwab Funds,
and any fees which may be paid to such entities.

                          (6) To the extent permitted under
applicable laws, CSTC may invest in deposits, long and
                              short term debt instruments, stocks
and other securities, including those of CSTC or
                              Schwab.

                          (7) CSTC and Schwab are authorized to
tape record conversations between CSTC or Schwab
                              and persons acting on behalf of the
Plan or a Participant in order to verify data on
                              transactions.

                      (c) ~uArbitration~w
                          Except as preempted by ERISA, any dispute
under this agreement will be resolved by
                          submission of the issue to a member of
the American Arbitration Association who is chosen
                          by the Employer and the Trustee.  If the
Employer and the Trustee cannot agree on such a
                          choice, each will nominate a member of
the American Arbitration Association, and the two
                          nominees will then select an arbitrator.
Expenses of the arbitration will be paid as
                          decided by the arbitrator.





                                                               11-5











               11.12  ~uValuation of Trust~w
                      The Trustee will value the Trust Fund as of the last day of each Plan Year to determine the fair market value of the Trust, and the
Trustee will value the Trust Fund on such other
                      date(s) as may be necessary to carry out the provisions of the Plan.

               11.13  ~uLiability of Trustee~w
                      The Trustee will be liable only for the
safeguarding and administration of the assets of this
                      Trust Fund in accordance with the provisions hereof and any amendments hereto and no other duties or responsibilities will be implied.
The Trustee will not be required to pay any
                      interest on funds paid to or deposited with it or to its credit under the provisions of this
                      Trust, unless pursuant to a written agreement between the Employer and the Trustee. The
                      Trustee will not be responsible for the
adequacy of the Trust Fund to meet and discharge any
                      liabilities under the Plan and will not be required to make any payment of any nature except from funds actually received as Trustee. The Trustee may consult with legal counsel of its choice, including counsel for the Employer, upon any question or matter arising hereunder and the opinion of such counsel when relied upon by the Trustee shall be evidence the Trustee was acting in good faith. It will not be the duty of the Trustee to determine the identity or mailing address of any Participant or any other person entitled to benefits hereunder, such identity and mailing addresses to be
furnished by the Employer, the Plan Administrator or an
                      agent of the Plan Administrator. The Trustee will be under no liability in making payments in accordance with the terms of this Plan and the certification of the Plan Administrator or an agent of the Plan Administrator who has been granted such powers by the Plan
                      Administrator.

                      Except to the extent required by any
applicable law, no bond or other security for the
                      faithful performance of duty hereunder will be required of the Trustee.

               11.14  ~uRemoval or Resignation and Successor
Trustee~w
                      A Trustee may resign at any time upon giving
30 days prior written notice to the Plan Sponsor
                      or, with the consent of the Plan Sponsor, a Trustee may resign with less than 30 days prior written notice.

                      The Plan Sponsor may remove a Trustee by giving at least 30 days prior written notice to the
                      Trustee.

                      Upon the removal or resignation of a Trustee, the Plan Sponsor will appoint and designate a successor Trustee which will be one or more individual successor Trustees or a corporate
                      Trustee organized under the laws of the
United Sates or of any state thereof with authority
                      to accept and execute trusts.  Any successor
Trustee must accept and acknowledge in writing
                      its appointment as a successor Trustee before it can act in such capacity.

                      Title to all property and records or true copies of such records necessary to the current operation of the Trust Fund held by the
Trustee hereunder will vest in any successor Trustee
                      acting pursuant to the provisions hereof, without the execution or filing of any further instrument. Any resigning or removed Trustee will execute all instruments and do all acts necessary to vest such title in any successor Trustee of record. Each successor Trustee will have, exercise and enjoy all the powers, both discretionary and ministerial, herein conferred upon his predecessor. No successor Trustee will be obligated to examine the accounts, records and acts of any previous Trustee or Trustees, and each successor Trustee in no way or manner will be responsible for any action or omission to act on the part of any previous
                      Trustee.

                      Any corporation which results from any
merger, consolidation or purchase to which the Trustee
                      may be a party, or which succeeds to the trust business of the Trustee, or to which


                                                               11-6











                      substantially all the trust assets of the Trustee may be transferred, will be the successor to the Trustee hereunder without any further act or formality with like effect as if the successor Trustee had originally been named
Trustee herein; and in any such event it will not
                      be necessary for the Trustee or any successor Trustee to give notice thereof to any person, and any requirement, statutory or otherwise, that notice will be given is hereby waived.

               11.15  ~uAppointment of Investment Manager~w
                      One or more Investment Managers may be
appointed by the Plan Sponsor (or the Plan
                      Administrator) to exercise full investment management authority with respect to all or a portion of the Trust assets. Authorized payment of the fees and expenses of the Investment
                      Manager(s) may be made from the Trust assets. For purposes of this agreement, any Investment
                      Manager so appointed will, during the period of his appointment, possess fully and absolutely those powers, rights and duties of the
Trustee (to the extent delegated by the Plan Sponsor
                      or the Plan Administrator) with respect to the investment or reinvestment of that portion of the Trust assets over which the Investment
Manager has investment management authority.  The
                      Investment Manager must be one of the
following:

                      (a) Registered as an investment advisor under the Investment Advisors Act of 1940;

                      (b) A bank, as defined in the Investment
Advisors Act of 1940; or

                      (c) An insurance company qualified to manage, acquire, or dispose of such Plan assets under the laws of more than one state.

                      Any Investment Manager will acknowledge in writing to the Plan Sponsor or the Plan
                      Administrator and to the Trustee that he or it is a fiduciary with respect to the Plan.
                      During any period of time when the Investment Manager is so appointed and serving, and with respect to those assets in the Plan over which the Investment Manager exercises investment management authority, the Trustee's
responsibility will be limited to holding such assets as
                      a custodian, providing accounting services, disbursing benefits as authorized, and executing such investment instructions only as directed by the Investment Manager. The Trustee will not be responsible for any acts or omissions of the Investment Manager. Any certificates or other instruments duly signed by the
Investment Manager (or the authorized representative of
                      the Investment Manager), purporting to
evidence any instruction, direction or order of the
                      Investment Manager with respect to the
investment of those assets of the Plan over which the
                      Investment Manager has investment management authority, will be accepted by the Trustee as conclusive proof thereof. The Trustee will also be fully protected in acting in good faith upon any notice, instruction, direction, order, certificate, opinion, letter, telegram or other document believed by the Trustee to be genuine and from the Investment Manager (or the authorized representative of the Investment
Manager).  The Trustee will not be liable for any
                      action taken or omitted by the Investment
Manager or for any mistakes of judgment or other
                      action made, taken or omitted by the Trustee in good faith upon direction of the Investment
                      Manager.

               11.16  ~uLoans to Participants~w
                      The Plan Administrator may authorize the Trustee to lend on a nondiscriminatory basis to a
                      Participant an amount from the Plan as
specified herein; provided, a reasonable rate of
                      interest will be charged on the loan, the loan will be secured by 50% of the Participant's
                      Vested Accrued Benefit in the Plan, and
provision for repayment will be made.  All loans will
                      be subject to the approval of the Plan
Administrator which will investigate each application
                      for a loan. The Plan Administrator will prescribe such rules as may be necessary to provide guidelines as to under which circumstances and for what purpose loans will be permitted.

                      The Plan Administrator will prescribe
guidelines as to which Account or Accounts loans may be


                                                               11-7











                      made from. Each loan made to a Participant will be made from the Participant's allowable
                      Account or Accounts.  All interest and
principal repayments will be credited to the
                      Participant's Account from which the loan was made.

                      In addition to any additional rules and
regulations as the Plan Administrator may adopt all
                      loans will comply with the following terms and conditions:

                      (a) Only Active and Inactive Participants will be eligible to apply for a loan. Each application for a loan will be made in
writing to the Plan Administrator, whose action
                          thereon will be final.

                      (b) Each loan will be made against collateral being the assignment of 50% of the borrower's entire right, title and interest in and
to the Trust Fund, supported by the borrower's
                          promissory note for the amount of the
loan, including interest payable to the order to
                          the Trustee, and any additional security
deemed necessary to adequately secure the Loan.
                          If a person fails to make a required
payment within 90 days of the due date set forth in
                          the loan agreement, the loan will be in
default.  There will be no foreclosure against a
                          Participant's Accrued Benefit prior to
his becoming entitled to a distribution of
                          benefits in accordance with the terms of
this Plan.  All loans will become due and
                          payable in full upon the termination of
a Participant's employment.  If a Participant
                          with an outstanding loan terminates
employment and becomes entitled to a distribution of
                          benefits from the Plan, then the
outstanding balance of the unpaid loan plus any accrued
                          interest thereon will be deducted from
the amount of otherwise distributable benefits and
                          the Participant's promissory note will be
distributed to the Participant.

                      (c) The principal repayment will be amortized over the fixed life of a loan with installments of principal and interest to be paid not
less often than quarterly.  The period of
                          repayment for each loan will be arrived
at by mutual agreement between the Plan
                          Administrator and the borrower, but in no
event will such period exceed a reasonable
                          period of time.  The period of repayment
will in no event exceed 5 years unless the loan
                          is to be used to acquire, construct,
reconstruct or substantially rehabilitate any
                          dwelling unit which, within a reasonable
period of time, is to be used as a principal
                          residence of the Participant or a member
of the family (spouse, brother, sister,
                          ancestor, or lineal descendants) of the
Participant.

                      (d) The minimum amount of any loan is equal to $1,000.

                      (e) The maximum amount of any loan is such that when the amount of the loan is added to the outstanding balance of all other loans
made to the Participant from the Plan (and any
                          other plans maintained by the Employer or
any Related Employer) the total does not exceed
                          the lesser of:

                          (1) 50% of the Participant's Vested
Accrued Benefit; or

                          (2) $50,000, reduced by the amount, if
any, of the highest balance of all outstanding
                              loans to the Participant during the
one-year period ending on the day prior to the
                              day on which the loan in question is
made.

                      (f) Each loan will bear interest at a rate equal to the prime rate which is published in the
                          Wall Street Journal as being
representative of the base rate on corporate loans at large
                          U.S.  money center commercial banks on
the first day of the month in which the loan is
                          made, plus 1 percentage point.

                      (g) A Participant may have no more than two loans outstanding at any time.


                                                               11-8












                      (h) Each loan will require the Participant
(and, if the Participant is married, the
                          Participant's spouse) to consent to the
loan and the possible reduction in the
                          Participant's Accrued Benefit.  Such
consent must be made in writing within the 90-day
                          period before the making of the loan.

                      (i) No loan will be permitted to a
Participant in a year in which he is either an
                          Owner-Employee or Shareholder-Employee as
defined in Code Section 4975(d).
















































                                                               11-9













               IN WITNESS WHEREOF, this instrument has been executed by the duly authorized and empowered officers of the Employer, this ~u________~w day of ~u_____________________~w, 19~u_____~w.



 Optek Technology, Inc.



By:~u_____________________________________~w




               The Trustee agrees to continue to serve as Trustee under the terms of this instrument.



 Charles Schwab Trust Company



By:~u_____________________________________~w